# Lincoln Statistical Report

*third* QUARTER

Lincoln Financial Group®

2006

The financial data in this document is dated October 31, 2006 and has not been updated since that date.
LNC does not intend to update this document.

Lincoln Financial Group
Statistical Report
Third Quarter
2006

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 4

Consolidated Expense Detail	5
Operating Results Summary	6
Consolidated Statements of Income	7

Consolidating Statements of Income from Operations	8-11
Consolidated Balance Sheet	12
Balance Sheet Data - Segment Highlights	13

Individual Markets
Individual Life Insurance
Income Statements & Operational Data	14
Operational Data	15
Account Value Roll Forward	16
Individual Annuities
Income Statements & Operational Data	17
Account Value Roll Forward	18
Account Values	19

Employer Markets
Defined Contribution
Income Statements & Operational Data	20
Account Value Roll Forward	21
Supplemental Data	22
Executive Benefits
Income Statements & Operational Data	23
Account Value Roll Forward and Supplemental Data	24
Group Protection
Income Statements & Operational Data	25
Supplemental Data	26

Investment Management
Income Statements	27
Assets Under Management Roll Forward	28

Lincoln UK
Income Statements	29
Operational Data	30

Lincoln Financial Media	31

Other Operations	31

Domestic Deposits / Account Balances / Net Flows	32

Investment Data
Assets Managed	33
Other Investment Data	34

9/30/2006	ii

NOTES

On April 3, 2006, LNC completed its previously announced merger with Jefferson Pilot Corporation ("JP"). Beginning with the second quarter of 2006, we are reporting results through the following segments: Individual Markets - Annuities, Individual Markets - Life Insurance, Employer Markets - Retirement Products & Other, Employer Markets - Group Protection, Investment Management, Lincoln UK and Lincoln Financial Media. Historical information presented in this report has been restated to reflect the new organizational structure. As described below, certain reclassifications have been made to historically reported items to reflect the new reporting practices of LNC.

Definitions and Presentation

"Income from Operations," "Operating Revenue," "Return on Capital," and "Station Operating Income" are non-GAAP financial measures and do not replace GAAP revenue and net income (loss). Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

*	We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:
*	Realized gains and losses on investments and derivatives,
*	Gains and losses related to reinsurance embedded derivatives/trading account securities,
*	The cumulative effect of accounting changes,
*	Reserve changes on business sold through reinsurance net of related deferred gain amortization,
*	Gains and losses on the sale of subsidiaries and blocks of business, and
*	Loss on early retirement of debt, including subordinated debt

NOTE: Income from operations is lower than previously reported as it now includes restructuring charges previously excluded in the determination of income from operations

*	Operating revenue represents revenue excluding the following, as applicable:
*	Realized gains or losses on investments and derivatives,
*	Gains and losses related to reinsurance embedded derivatives/trading account securities,
*	Gains and losses on the sale of subsidiaries and blocks of business, and
*	Deferred gain amortization related to reserve changes on business sold through reinsurance

*
Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the effect of leveraging on LNC's consolidated results.

*	Station operating income is calculated as communications revenues less operating costs and expenses before depreciation and amortization.

Income from operations, operating revenue, return on capital, and station operating income are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

*
Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spreads, and assets under management.

*	Sales as reported consist of the following:
*	Universal life ("UL"), including Moneyguard, and COLI - first year commissionable premium plus 5% of excess premium received, including UL internal replacements
*	Whole life and term - first year paid premium
*	Annuity - deposits from new and existing customers
*	Group Protection - annualized first year premium from new policies
*	Investment Management Retail Sales and Institutional Inflows - contributions, transfer in kind purchases, and reinvested dividends for new and existing accounts.

Reclassifications

Certain reclassifications have been made in the historical presentation of certain revenue and expense items. The principal reclassifications consist of the following:

*
Deferred Front End Loads ("DFEL") - capitalization and amortization of DFEL is reported as a component of expense assessments revenue. Depending on the segment, these had previously been reported as a component of either other revenue, benefits expense or DAC amortization.

*
Investment Management Advisory Fees and General and Administrative Expenses - certain reclassifications have been made between revenue and expenses for such items as distribution fees and management fee waivers to conform to current industry practices.

9/30/2006	PAGE 1

Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2006	2005			2006	2005
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change
Income from Operations - By Segment
Individual Life Insurance	$122.8	$64.9	$57.9	89.2%	$339.0	$185.7	$153.3	82.6%
Individual Annuities	129.4	79.0	50.4	63.8%	284.8	181.1	103.7	57.3%
Individual Markets	252.2	144.0	108.2	75.1%	623.8	366.8	257.0	70.1%
Defined Contribution	52.5	53.4	(0.9)	-1.7%	159.3	141.9	17.4	12.3%
Executive Benefits	12.8	2.5	10.3	NM	36.5	10.1	26.4	261.4%
Group Protection	28.8	-	28.8	NM	65.8	-	65.8	NM
Employer Markets	94.0	55.9	38.1	68.2%	261.6	152.0	109.6	72.1%
Investment Management	13.4	4.8	8.6	179.2%	40.8	7.9	32.9	NM
Lincoln UK	8.3	9.6	(1.3)	-13.5%	28.9	29.7	(0.8)	-2.7%
Lincoln Financial Media	14.6	-	14.6	NM	26.5	-	26.5	NM
Other Operations	(11.5)	12.2	(23.7)	NM	(37.4)	44.7	(82.1)	NM
Total Income from Operations (1)	371.1	226.3	144.8	64.0%	944.1	601.2	342.9	57.0%

Realized losses	(5.0)	(1.1)	(3.9)	NM	(13.2)	(8.5)	(4.7)	-55.3%
Net gain (loss) on reinsurance
derivative/trading account securities	(2.2)	3.5	(5.7)	NM	2.8	3.0	(0.2)	-6.7%
Gain on sale of subsidiaries/ businesses	-	-	-	NM	-	9.3	(9.3)	-100.0%
Reserve development/ amortization of related deferred gain	0.2	0.2	-	-	0.6	0.6	-	-
Net Income	$364.1	$228.8	$135.3	59.1%	$934.3	$605.6	$328.7	54.3%

Earnings per share (diluted)

Income from Operations (1)	$1.31	$1.29	$0.02	1.6%	$3.80	$3.42	$0.38	11.1%
Realized losses	(0.02)	(0.01)	(0.01)	-100.0%	(0.05)	(0.05)	-	-
Net gain (loss) on reinsurance
derivative/trading account securities	(0.01)	0.02	(0.03)	NM	0.01	0.02	(0.01)	-50.0%
Gain on sale of subsidiaries/ businesses	-	-	-	NM	-	0.05	(0.05)	-100.0%
Reserve development/ amortization of related deferred gain	-	-	-	NM	-	-	-	NM
Net Income	$1.29	$1.30	$(0.01)	-0.8%	$3.76	$3.44	$0.32	9.3%

Operating Revenue- By Segment
Individual Life Insurance	$895.3	$458.5	$436.8	95.3%	$2,297.4	$1,409.4	$888.0	63.0%
Individual Annuities	596.5	362.4	234.1	64.6%	1,523.9	1,050.4	473.5	45.1%
Individual Markets	1,491.8	820.9	670.9	81.7%	3,821.2	2,459.8	1,361.4	55.3%
Defined Contribution	245.1	238.7	6.4	2.7%	743.2	706.3	36.9	5.2%
Executive Benefits	104.3	59.4	44.9	75.6%	262.7	165.8	96.9	58.4%
Group Protection	332.1	-	332.1	NM	687.0	-	687.0	NM
Employer Markets	681.5	298.1	383.4	128.6%	1,692.9	872.1	820.8	94.1%
Investment Management	140.4	123.2	17.2	14.0%	414.6	347.4	67.2	19.3%
Lincoln UK	72.3	102.9	(30.6)	-29.7%	223.2	255.8	(32.6)	-12.7%
Lincoln Financial Media	60.0	-	60.0	NM	117.7	-	117.7	NM
Other Operations	51.4	45.9	5.5	12.0%	150.7	146.3	4.4	3.0%
Total Operating Revenue	2,497.4	1,391.0	1,106.4	79.5%	6,420.3	4,081.5	2,338.8	57.3%

Realized losses	(6.7)	(1.6)	(5.1)	NM	(20.3)	(12.8)	(7.5)	-58.6%
Gain (loss) on reinsurance
derivative/trading account securities	(3.8)	5.3	(9.1)	NM	3.9	4.6	(0.7)	-15.2%
Gain on sale of subsidiaries/ businesses	-	-	-	NM	-	14.2	(14.2)	-100.0%
Amortization of deferred gain-reserve development	0.3	0.3	-	-	1.0	0.9	0.1	11.1%
Total Revenue	$2,487.2	$1,395.0	$1,092.2	78.3%	$6,404.6	$4,088.4	$2,316.2	56.7%

(1)
Income from operations includes after-tax restructuring charges of $0.6 million, or 0 cents per share, and $1.8 million, or 1 cent per share, for the quarters ended September 30, 2006 and 2005, respectively, and $7.1 million, or 3 cents per share, and $18.1 million, or 10 cents per share, for the nine months ended September 30, 2006 and 2005, respectively.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 2

Financial Highlights
Unaudited [in Billions]

Operational Data by Segment	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2006	2005			2006	2005
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Individual Markets
Individual Annuities
Gross deposits	$2.720	$1.904	$0.816	42.9%	$7.596	$5.527	$2.069	37.4%
Net flows	0.304	0.717	(0.413)	-57.6%	1.773	2.109	(0.336)	-15.9%
Account values (gross)	62.916	46.651	16.266	34.9%	62.916	46.651	16.266	34.9%
Account values (net of reinsurance)	60.872	44.393	16.478	37.1%	60.872	44.393	16.478	37.1%

Individual Life Insurance
Sales (in millions) (1)	152.5	72.9	79.6	109.2%	352.8	212.6	140.2	65.9%
Life insurance in-force	495.699	311.310	184.388	59.2%	495.699	311.310	184.388	59.2%
Account values	25.821	13.745	12.076	87.9%	25.821	13.745	12.076	87.9%
Employer Markets
Defined Contribution
Gross deposits (2)	$1.086	$1.012	$0.074	7.3%	$3.486	$3.324	$0.161	4.8%
Net flows	0.037	0.028	0.009	32.1%	0.331	0.445	(0.114)	-25.6%
Account values - annuities	27.591	25.979	1.612	6.2%	27.591	25.979	1.612	6.2%
Alliance Mutual Funds	4.636	3.672	0.964	26.3%	4.636	3.672	0.964	26.3%
Account values including Alliance Mutual Funds	32.227	29.651	2.576	8.7%	32.227	29.651	2.576	8.7%
Executive Benefits
COLI/BOLI sales (in millions)	16.3	16.1	0.2	1.2%	50.4	38.8	11.6	29.9%
Life insurance in-force	15.342	7.506	7.836	104.4%	15.342	7.506	7.836	104.4%
Account values	4.252	1.256	2.996	238.5%	4.252	1.256	2.996	238.5%
Group Protection
Annualized sales (in millions)	50.2	-	50.2	NM	95.6	-	95.6	NM
Loss ratio (3)	68.4%	-	NM	NM	66.6%	-	NM	NM
Investment Management Segment
Retail deposits	$2.497	$3.572	$(1.075)	-30.1%	$9.799	$11.472	$(1.673)	-14.6%
Retail net flows	(0.300)	1.720	(2.021)	NM	1.327	5.294	(3.967)	-74.9%
Institutional in-flows	2.406	3.166	(0.760)	-24.0%	10.214	11.469	(1.255)	-10.9%
Institutional net flows	1.046	1.825	(0.780)	-42.7%	5.324	7.045	(1.721)	-24.4%
Total Deposits and In-flows	4.904	6.738	(1.835)	-27.2%	20.013	22.941	(2.928)	-12.8%
Total Net Flows	0.745	3.546	(2.800)	-79.0%	6.651	12.339	(5.688)	-46.1%
Assets Under Management- Retail and Institutional	89.511	73.274	16.237	22.2%	89.511	73.274	16.237	22.2%
Assets Under Management - General Account	67.410	43.095	24.314	56.4%	67.410	43.095	24.314	56.4%
Assets Under Management - Total Segment	156.921	116.369	40.552	34.8%	156.921	116.369	40.552	34.8%
Consolidated
Domestic Retail Deposits	$6.297	$6.417	$(0.120)	-1.9%	$21.255	$20.098	$1.157	5.8%
Domestic Retail Account Balances	156.998	117.175	39.823	34.0%	156.998	117.175	39.823	34.0%
Domestic Retail Net Flows	0.532	2.749	(2.217)	-80.6%	4.876	8.790	(3.914)	-44.5%
Domestic Deposits	8.501	9.366	(0.865)	-9.2%	30.645	30.802	(0.158)	-0.5%
Domestic Net Flows	1.717	4.524	(2.807)	-62.0%	10.254	15.760	(5.506)	-34.9%
Assets Under Management	220.300	164.944	55.356	33.6%	220.300	164.944	55.356	33.6%

(1)
Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, and COLI plus 5% of excess premium received, including UL internal replacements, and first year paid premiums for Whole life and Term products

(2)	Includes deposits for Alliance Mutual Funds which are not included in separate account liabilities on our balance sheet.
(3)	Represents combined loss ratio for Life, Disability and Dental business.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 3

Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended September 30				For the Nine Months Ended September 30
	2006 Amount	2005 Amount	Change	% Change	2006 Amount	2005 Amount	Change	% Change

Balance Sheet Assets - End of Period	$171,726.6	$122,170.2	$49,556.4	40.6%	$171,726.6	$122,170.2	$49,556.4	40.6%

Shareholders' Equity
Beg of period (including AOCI)	$11,404.8	$6,363.5	$5,041.3		$6,384.4	$6,175.6	$208.8
End of period (including AOCI)	12,043.2	6,284.4	5,758.7		12,043.2	6,284.4	5,758.7
End of period (excluding AOCI)	11,436.0	5,663.6	5,772.4		11,436.0	5,663.6	5,772.4
Average equity (excluding AOCI)	11,437.9	5,555.9	5,882.0		9,568.0	5,422.8	4,145.2

Return on Equity
Net income/average equity (excluding AOCI)	12.7%	16.5%			13.0%	14.9%
Inc from operations/average equity (excluding AOCI)	13.0%	16.3%			13.2%	14.8%

Return on Capital
Inc from operations/average capital	10.5%	13.6%			10.8%	12.3%

Common Stock Outstanding
Average for the period - diluted	282.4	175.8	106.6	60.6%	248.0	176.0	72.0	40.9%
End of period - assuming conv of preferreds	277.6	173.5	104.1	60.0%	277.6	173.5	104.1	60.0%
End of period - diluted	281.3	176.3	105.1	59.6%	281.3	176.3	105.1	59.6%

Book value (including AOCI)	$43.39	$36.23	$7.16	19.8%	$43.39	$36.23	$7.16	19.8%
Book value (excluding AOCI)	$41.20	$32.65	$8.55	26.2%	$41.20	$32.65	$8.55	26.2%

Cash Returned to Shareholders
Share repurchase - dollar amount	$350.3	$-	$350.3		$855.6	$103.6	$752.0
Dividends declared to shareholders	104.8	63.8	41.0		319.7	191.1	128.6
Total Cash Returned to Shareholders	$455.0	$63.8	$391.3		$1,175.3	$294.7	$880.6

Share repurchase - number of shares	6.314	-	6.314		14.374	2.331	12.043
Dividend declared on common stock - per share	$0.380	$0.365	$0.015	4.1%	$1.140	$1.095	$0.045	4.1%
Dividend payout ratio (1)	29.5%	28.1%			30.3%	31.8%
Annualized yield (2)	2.4%	2.8%			1.8%	2.1%

Comprehensive Income (Loss)
Net income	$364.1	$228.8			$934.3	$605.6
Net unrealized gains (losses) on securities	629.5	(282.2)			(18.5)	(253.8)
Gains (losses) on derivatives	4.3	(3.0)			48.5	(5.1)
Foreign currency translation	8.0	(9.8)			53.1	(54.8)
Minimum pension liability adjustment	0.4	0.7			(3.7)	3.9
Comprehensive Income	$1,006.3	$(65.5)			$1,013.6	$295.8

Ratios:
Debt to total capitalization (3)	22.2%	20.9%			22.2%	20.9%
Debt to equity (3)	28.5%	26.5%			28.5%	26.5%

Ratings as of October 30, 2006:
	A.M. Best	Fitch	Moody's	Standard & Poors

Senior Debt Ratings:	a	A	A3	A+

Financial Strength Ratings:
Lincoln National Life Insurance Company	A+	AA	Aa3	AA
First Penn-Pacific Life Insurance Company	A+	AA	A1	AA-
Lincoln Life & Annuity Company of New York	A+	AA	Aa3	AA
Jefferson-Pilot Life Insurance Company	A+	AA	Aa3	AA
Jefferson Pilot Financial Insurance Company	A+	AA	Aa3	AA
Jefferson Pilot LifeAmerica Insurance Company	A+	AA	N/R	AA

[1]	Indicated dividend divided by net income
[2]	Indicated dividend divided by the closing price
[3]
Equity used in calculation excludes accumulated other comprehensive income (loss). Capital securities are considered 25% debt and 75% equity. The calculation for the second quarter of 2006 includes adjustments to beginning equity for stock issued in connection with the April 3, 2006 merger with Jefferson-Pilot Corporation ("JP") and the accelerated stock repurchase transaction.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 4

Combined Production Data (1)
Unaudited [in Billions]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Individual Markets
Individual Life Insurance
Sales by Product (millions)
Universal Life
Excluding MoneyGuard	$118.8	$117.2	$83.4	$97.5	$119.9	0.9%	$305.7	$300.7	-1.6%
MoneyGuard	9.1	9.4	7.7	7.5	8.3	-8.8%	24.5	23.5	-4.1%
Total	127.9	126.5	91.1	105.0	128.2	0.2%	330.2	324.2	-1.8%
Variable universal life	14.5	20.6	16.4	15.7	13.0	-10.3%	49.8	45.1	-9.4%
Whole life	0.8	0.9	1.2	0.4	0.7	-12.5%	2.9	2.3	-20.7%
Term	10.0	10.7	11.2	11.3	10.7	7.0%	30.8	33.1	7.5%
Total Sales by Product	$153.2	$158.7	$120.0	$132.3	$152.5	-0.5%	$413.7	$404.8	-2.2%

Individual Annuity Deposits
Fixed	$0.600	$0.567	$0.560	$0.644	$0.818	36.3%	$1.778	$2.022	13.7%
Variable	1.424	1.533	1.680	1.877	1.648	15.7%	4.063	5.206	28.1%
Indexed annuities	0.197	0.178	0.173	0.228	0.244	23.9%	0.610	0.645	5.7%
Total Individual Annuities	$2.221	$2.278	$2.413	$2.750	$2.710	22.0%	$6.450	$7.873	22.1%

Employer Markets
Defined Contribution
Fixed	$0.259	$0.240	$0.253	$0.242	$0.268	3.5%	$0.843	$0.763	-9.5%
Variable	0.553	0.616	0.669	0.714	0.583	5.4%	1.638	1.966	20.0%
	0.812	0.856	0.923	0.955	0.851	4.8%	2.481	2.729	10.0%
Alliance Mutual Funds Deposits	0.200	0.223	0.318	0.204	0.235	17.5%	0.843	0.757	-10.2%
Total Annuity and Alliance Mutual Funds	$1.012	$1.078	$1.241	$1.159	$1.086	7.3%	$3.325	$3.486	4.8%

Executive Benefits
COLI/BOLI sales (millions)	$16.4	$12.7	$17.5	$17.2	$16.3	-0.6%	$39.6	$51.0	28.8%

Group Protection
Annualized Sales (millions)
Life	$19.3	$29.4	$23.6	$15.3	$19.4	0.5%	$57.3	$58.3	1.7%
Disability	30.5	44.5	34.2	22.9	24.7	-19.0%	96.5	81.8	-15.2%
Dental	8.0	6.9	6.2	7.1	6.1	-23.8%	26.8	19.4	-27.6%

Investment Management
Sales and Inflows
Retail
Annuities	$0.642	$0.713	$0.885	$0.869	$0.960	49.5%	$2.056	$2.715	32.1%
Mutual funds	1.331	1.657	1.329	1.370	1.151	-13.5%	4.338	3.849	-11.3%
Managed accounts & other	1.599	1.260	1.806	1.043	0.386	-75.9%	5.079	3.235	-36.3%
	3.572	3.629	4.019	3.282	2.497	-30.1%	11.472	9.799	-14.6%
Institutional	3.166	4.833	5.044	2.764	2.406	-24.0%	11.469	10.214	-10.9%
Total Sales and Inflows	$6.738	$8.462	$9.063	$6.046	$4.904	-27.2%	$22.941	$20.013	-12.8%

Total Annuity & Alliance
Mutual Fund Deposits
Fixed Annuities
Individual	$0.797	$0.745	$0.733	$0.872	$1.062	33.2%	$2.387	$2.667	11.7%
Employer Markets	0.259	0.240	0.253	0.242	0.268	3.5%	0.843	0.763	-9.5%
	1.057	0.985	0.986	1.114	1.330	25.8%	3.230	3.430	6.2%
Variable Annuities
Individual	1.424	1.533	1.680	1.877	1.648	15.7%	4.063	5.206	28.1%
Employer Markets	0.553	0.616	0.669	0.714	0.583	5.4%	1.638	1.966	20.0%
	1.976	2.148	2.349	2.591	2.231	12.9%	5.701	7.172	25.8%
Total Annuities	3.033	3.134	3.336	3.705	3.561	17.4%	8.931	10.602	18.7%
Alliance Mutual Funds	0.200	0.223	0.318	0.204	0.235	17.5%	0.843	0.757	-10.2%
Total Annuity and Alliance Mutual Funds	$3.233	$3.356	$3.654	$3.909	$3.796	17.4%	$9.774	$11.359	16.2%

(1)	This schedule combines the previously reported data for LNC and JP and does not reflect any adjustments that may have resulted had the merger been completed prior to the periods presented.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 5
Consolidated Expense Detail
Unaudited (In Millions)

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change

Commissions	$182.2	$183.3	$186.9	$344.2	$362.4	98.9%	$498.9	$893.5	79.1%

General and administrative expenses:
General and administrative expenses	363.4	346.9	314.1	392.9	420.8	15.8%	1,011.9	1,127.8	11.5%
Merger-related expenses	-	-	-	7.4	12.1	NM	-	19.5	NM
Total general and administrative expenses excluding Broker/Dealer	363.4	346.9	314.1	400.3	432.9	19.1%	1,011.9	1,147.3	13.4%

Restructuring charges	2.7	1.5	0.3	9.6	1.0	-63.0%	27.8	10.9	-60.8%
Taxes, licenses and fees	21.4	17.3	33.3	47.3	50.3	135.0%	78.2	131.0	67.5%
Interest	21.4	21.8	21.5	65.0	67.3	214.5%	65.4	153.8	135.2%
Total commissions and expenses incurred	591.1	570.8	556.1	866.4	914.0	54.6%	1,720.2	2,336.5	35.8%

Less: commissions and expenses capitalized	(239.3)	(263.0)	(244.5)	(391.6)	(424.3)	-77.3%	(674.6)	(1,060.4)	-57.2%

Amortization:
DAC/VOBA Amortization	99.1	144.8	165.0	222.2	225.9	128.0%	396.0	613.1	54.8%
Amortization of intangibles	2.0	2.0	2.0	5.6	3.1	55.0%	5.8	10.6	82.8%
Total amortization	101.1	146.8	167.0	227.7	229.0	126.5%	401.8	623.7	55.2%

Broker/Dealer commissions and G & A	49.8	54.2	46.6	79.3	76.6	53.8%	150.0	202.5	35.0%

Total	$502.8	$508.8	$525.1	$781.9	$795.3	58.2%	$1,559.3	$2,102.3	34.8%

General & administrative expenses - basis
points on assets - Annualized	127	120	105	102	101	(26)	113	102	(12)

Merger-related expenses: (1)
Severance and employee-related charges	$-	$-	$-	$12.8	$8.4	NM	$-	$21.2	NM
Systems integration and related expenses	-	-	-	0.8	1.5	NM	-	2.3	NM
Other expenses	-	-	-	3.1	3.2	NM	-	6.3	NM
Total merger-related expenses	$-	$-	$-	$16.7	$13.1	NM	$-	$29.8	NM

(1)	Represents merger-related expenses included in general and administrative expenses and restructuring charges.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 6

Operating Results Summary
Unaudited [Millions of Dollars, except Common Share Data]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Individual Life Insurance	$458.5	$501.1	$500.6	$901.4	$895.3	95.3%	$1,409.4	$2,297.4	63.0%
Individual Annuities	362.4	372.1	374.8	552.6	596.5	64.6%	1,050.4	1,523.9	45.1%
Individual Markets	820.9	873.2	875.4	1,454.0	1,491.8	81.7%	2,459.8	3,821.2	55.3%
Defined Contribution	238.7	241.2	249.2	248.9	245.1	2.7%	706.3	743.2	5.2%
Executive Benefits	59.4	61.6	57.2	101.2	104.3	75.6%	165.8	262.7	58.4%
Group Protection	-	-	-	354.9	332.1	NM	-	687.0	NM
Employer Markets	298.1	302.8	306.4	704.9	681.5	128.6%	872.1	1,692.9	94.1%
Investment Management	123.2	127.9	139.6	134.7	140.4	14.0%	347.4	414.6	19.3%
Lincoln UK	102.9	62.6	69.5	81.4	72.3	-29.7%	255.8	223.2	-12.7%
Lincoln Financial Media	-	-	-	57.7	60.0	NM	-	117.7	NM
Other Operations	45.9	28.9	31.7	67.6	51.4	12.0%	146.3	150.7	3.0%
Total Operating Revenue	1,391.0	1,395.4	1,422.6	2,500.3	2,497.4	79.5%	4,081.5	6,420.3	57.3%
							-	-
Realized gains (losses) on investments and derivatives	(1.6)	(9.3)	(6.9)	(6.7)	(6.7)	NM	(12.8)	(20.3)	-58.6%
Net gain (loss) on reinsurance
derivative/trading account securities	5.3	-	5.9	1.8	(3.8)	NM	4.6	3.9	-15.2%
Gain on sale of subsidiaries/ businesses	-	-	-	-	-	NM	14.2	-	NM
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3		0.9	1.0	11.1%
Total Revenue	$1,395.0	$1,386.4	$1,421.8	$2,495.6	$2,487.2	78.3%	$4,088.4	$6,404.6	56.7%

Income from Operations (1)
Individual Life Insurance	$64.9	$73.8	$69.0	$147.1	$122.8	89.2%	$185.7	$339.0	82.6%
Individual Annuities	79.0	70.9	66.4	89.0	129.4	63.8%	181.1	284.8	57.3%
Individual Markets	144.0	144.7	135.4	236.1	252.2	75.1%	366.8	623.8	70.1%
Defined Contribution	53.4	45.2	52.5	54.3	52.5	-1.7%	141.9	159.3	12.3%
Executive Benefits	2.5	9.5	7.5	16.2	12.8	NM	10.1	36.5	261.4%
Group Protection	-	-	-	37.0	28.8	NM	-	65.8	NM
Employer Markets	55.9	54.7	60.0	107.6	94.0	68.2%	152.0	261.6	72.1%
Investment Management	4.8	8.9	15.3	12.0	13.4	179.2%	7.9	40.8	NM
Lincoln UK	9.6	13.6	10.7	9.9	8.3	-13.5%	29.7	28.9	-2.7%
Lincoln Financial Media	-	-	-	11.9	14.6	NM	-	26.5	NM
Other Operations	12.2	9.6	0.1	(26.1)	(11.5)	NM	44.7	(37.4)	NM
Income from Operations (1)	226.3	231.4	221.6	351.4	371.1	64.0%	601.2	944.1	57.0%

Realized gains (losses) on investments and derivatives	(1.1)	(6.1)	(4.4)	(3.8)	(5.0)	NM	(8.5)	(13.2)	-55.3%
Net gain (loss) on reinsurance
derivative/trading account securities	3.5	-	3.8	1.2	(2.2)	NM	3.0	2.8	-6.7%
Gain on sale of subsidiaries/ businesses	-	-	-	-	-	NM	9.3	-	-100.0%
Reserve development/ amortization of related deferred gain	0.2	0.2	0.2	0.2	0.2		0.6	0.6
Loss on early retirement of debt	-	-	-	-	-	NM	-	-	NM
Net Income	$228.8	$225.4	$221.2	$349.0	$364.1	59.1%	$605.6	$934.3	54.3%

OTHER DATA

	Three Months Ended					Nine Months Ended
	Sept.	Dec.	March	June	Sept.	Sept.	Sept.
	2005	2005	2006	2006	2006	2005	2006
Shareholders' Equity
Beg of period (including AOCI)	$6,363.5	$6,284.4	$6,384.4	$6,338.2	$11,404.8	$6,175.6	$6,384.4
End of period (including AOCI)	6,284.4	6,384.4	6,338.2	11,404.8	12,043.2	6,284.4	12,043.2
End of period (excluding AOCI)	5,663.5	5,856.6	6,053.2	11,439.8	11,436.0	5,663.5	11,436.0
Average equity (excluding AOCI) (2)	5,555.9	5,760.0	5,954.9	11,311.3	11,437.9	5,422.8	9,568.0

Common Shares Outstanding
Average for the period - diluted	175.8	176.6	177.9	282.6	282.4	175.8	248.0
End of period - diluted	176.3	176.9	178.5	285.0	281.3	176.3	281.3

Per Share Data (Diluted)
Net Income	$1.30	$1.28	$1.24	$1.23	$1.29	$3.44	$3.76
Income from Operations (1)	1.29	1.31	1.25	1.24	1.31	3.42	3.80

Shareholders' Equity Per Share
Shareholders' Equity (including AOCI)	$36.23	$36.69	$35.99	$40.48	$43.39	$36.23	$43.39
Shareholders' Equity (excluding AOCI)	32.65	33.66	34.37	40.60	41.20	32.65	41.20
Dividends declared (Common Stock)	0.365	0.380	0.380	0.380	0.380	1.095	1.140

Return on Equity
Net Income/Average Equity	16.5%	15.7%	14.9%	12.3%	12.7%	14.9%	13.0%
Inc from Operations/Average Equity	16.3%	16.1%	14.9%	12.4%	13.0%	14.8%	13.2%

Market Value of Common Stock
Highest price	$52.42	$54.41	$57.97	$60.52	$63.47	$52.42	$63.47
Lowest price	46.59	46.94	52.00	54.30	53.94	41.59	52.00
Closing price	$52.02	$53.03	$54.59	$56.44	$62.08	$52.02	$62.08

(1)
Income from operations includes after-tax restructuring charges of $1.3 million, or 1 cent per share, for the first quarter of 2005; $15.0 million, or 9 cents per share, for the second quarter of 2005; $1.8 million, or 1 cent per share, for the third quarter of 2005; $1.1 million, or 1 cent per share, for the fourth quarter of 2005; $0.2 million, or -0- cents per share, for the first quarter of 2006, $6.2 million, or 2 cents per share, for the second quarter of 2006, and $0.6 million, or -0- cents per share, for the third quarter of 2006.

(2)	Average equity was adjusted to reflect the merger with Jefferson-Pilot effective April 3, 2006.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 7

Consolidated Statements of Income
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Revenue
Premiums	$83.1	$82.4	$78.4	$454.3	$425.7	NM	$226.0	$958.4	NM
Surrender charges	18.6	18.0	18.7	27.3	26.6	43.0%	55.3	72.6	31.3%
Mortality assessments	138.8	145.1	146.2	294.7	294.9	112.5%	423.2	735.8	73.9%
Expense assessments	290.8	294.1	309.5	367.6	355.3	22.2%	815.9	1,032.4	26.5%
Investment advisory fees	67.9	70.9	77.8	81.2	82.9	22.1%	184.9	241.8	30.8%
Communications revenue	-	-	-	57.5	59.8	NM	-	117.3	NM
Net investment income	670.9	668.2	678.4	1,068.2	1,107.9	65.1%	2,034.4	2,854.5	40.3%
Other revenue and fees	101.8	97.6	94.8	130.7	125.6	23.4%	285.0	351.0	23.2%
Amortization of deferred gain	18.9	18.9	18.8	18.8	18.8	-0.5%	56.8	56.3	-0.9%
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3		0.9	1.0	11.1%
Realized gains (losses)	3.7	(9.3)	(1.0)	(5.0)	(10.5)	NM	6.0	(16.5)	NM
Total Revenue	1,395.0	1,386.3	1,421.8	2,495.6	2,487.2	78.3%	4,088.4	6,404.6	56.7%

Benefits and Expenses
Insurance benefits	206.7	198.0	200.4	589.3	566.2	173.9%	607.5	1,356.0	123.2%
Interest credited to contractholder funds	382.6	383.4	381.3	589.3	634.4	65.8%	1,142.8	1,605.0	40.4%
Communications expenses	-	-	-	29.8	31.4	NM	-	61.2	NM
Operating and acquisition expenses	460.0	469.7	470.3	669.5	677.6	47.3%	1,415.8	1,817.5	28.4%
Taxes, licenses and fees	21.4	17.3	33.3	47.3	50.3	135.0%	78.2	131.0	67.5%
Interest and debt expense	21.4	21.8	21.5	65.0	67.3	214.5%	65.4	153.8	135.2%
Total Benefits and Expenses	1,092.1	1,090.2	1,106.8	1,990.3	2,027.3	85.6%	3,309.8	5,124.4	54.8%

Income Before Federal Income Tax	302.8	296.1	315.0	505.3	459.9	51.9%	778.5	1,280.2	64.4%

Federal income taxes	74.0	70.6	93.9	156.3	95.8	29.5%	173.0	346.0	100.0%
Net Income	$228.8	$225.4	$221.2	$349.0	$364.1	59.1%	$605.6	$934.2	54.3%

Roll Forward of Deferred Acquisition Costs	Three Months Ended					Nine Months Ended
& Value of Business Acquired	Sept.	Dec.	March	June	Sept.	Sept.	Sept.
	2005	2005	2006	2006	2006	2005	2006
Balance at beginning of period	$4,657.4	$4,989.1	$5,163.3	$5,433.8	$8,328.4	$4,590.3	$5,163.3
Deferral	239.3	263.0	244.5	391.6	424.3	674.6	1,060.4
Amortization	(99.1)	(144.8)	(165.0)	(222.2)	(225.9)	(396.0)	(613.1)
Included in Total Benefits and Expenses	140.1	118.2	79.6	169.4	198.4	278.7	447.4
Adjustment related to realized (gains) losses
on available-for-sale securities	(13.8)	(8.7)	(10.9)	(18.9)	(8.9)	(39.8)	(38.7)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	217.4	84.7	194.2	221.5	(359.8)	228.4	55.8
Foreign currency translation adjustment	(12.1)	(20.0)	7.7	48.3	9.7	(68.5)	65.8
Business acquired	-	-	-	2,474.2	3.8	-	2,478.0
Balance at end of period	$4,989.1	$5,163.3	$5,433.8	$8,328.4	$8,171.6	$4,989.1	$8,171.6

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$792.5	$786.9	$795.7	$805.8	$833.3	$814.2	$795.7
Deferral	30.2	33.2	31.1	69.1	71.0	91.7	171.2
Amortization	(29.8)	(15.0)	(24.7)	(37.4)	(12.7)	(84.5)	(74.7)
Included in Expense Assessments	0.4	18.2	6.4	31.8	58.3	7.1	96.4
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	-	(0.1)	-	(0.1)
Foreign currency translation adjustment	(5.9)	(9.5)	3.8	23.6	4.7	(34.4)	32.0
Balance at end of period	$786.9	$795.7	$805.8	$861.0	$923.9	$786.9	$923.9

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$106.6	$118.1	$129.4	$139.9	$154.6	$85.5	$129.4
Deferral	15.1	15.6	15.7	19.9	22.2	43.9	57.8
Amortization	(3.6)	(4.4)	(5.2)	(5.2)	(3.3)	(11.3)	(13.7)
Included in Income from Operations	11.5	11.3	10.5	14.7	18.9	32.6	44.1
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	-	(0.1)	-	(0.1)
Balance at end of period	$118.1	$129.4	$139.9	$154.6	$173.4	$118.1	$173.4

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 8

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended September 30, 2006

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$87.0	$12.3	$-	$0.3	$304.1	$-	$21.1	$-	$0.9	$-	$425.7
Surrender charges	18.3	6.6	1.7	0.0	-	-	-	-	-	-	26.6
Mortality assessments	278.9	-	-	7.2	-	-	8.7	-	-	-	294.9
Expense assessments	83.6	189.3	54.0	4.5	-	-	23.9	-	(0.0)	-	355.3
Investment advisory fees	-	-	-	-	-	106.1	-	-	-	(23.3)	82.9
Communications revenue	-	-	-	-	-	-	-	59.8	-	-	59.8
Net investment income	414.4	312.7	184.6	91.0	27.1	-	18.6	0.1	60.3	(0.7)	1,107.9
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.8	-	18.8
Other revenue and fees	13.1	75.7	4.9	1.3	0.9	34.3	0.0	-	5.8	(10.3)	125.6
Total Operating Revenue	895.3	596.5	245.1	104.3	332.1	140.4	72.3	60.0	85.7	(34.3)	2,497.4

Operating Expenses
Insurance benefits	261.1	27.4	-	35.6	213.3	-	25.0	-	3.9	-	566.2
Interest credited to contractholder funds	247.1	208.2	103.1	39.9	-	-	-	-	36.1	-	634.4
Communications expenses	-	-	-	-	-	-	-	31.4	-	-	31.4
Operating and acquisition expenses	179.3	222.4	73.2	10.3	66.8	117.6	34.5	4.1	3.3	(33.8)	677.6
Taxes, licenses and fees	28.3	4.8	1.3	1.4	7.8	2.7	-	1.5	2.6	(0.0)	50.3
Interest	-	0.1	-	-	-	-	-	0.4	67.2	(0.5)	67.3
Total Operating Expenses	715.7	462.9	177.6	87.2	287.9	120.3	59.5	37.4	113.1	(34.3)	2,027.3

Income (Loss) from Operations before Federal income taxes	179.6	133.6	67.5	17.1	44.2	20.1	12.8	22.6	(27.4)	-	470.1

Federal income taxes	56.8	4.2	15.0	4.3	15.5	6.7	4.5	8.0	(15.9)	-	99.0

Income from Operations	$122.8	$129.4	$52.5	$12.8	$28.8	$13.4	$8.3	$14.6	$(11.5)	$-	$371.1

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 9

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended September 30, 2005

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$47.4	$10.7	$-	$7.4	$-	$-	$16.9	$-	$0.6	$-	$83.1
Surrender charges	10.9	5.0	2.8	(0.1)	-	-	-	-	-	-	18.6
Mortality assessments	127.7	-	-	2.0	-	-	9.0	-	-	-	138.8
Expense assessments	31.7	147.7	51.8	3.7	-	-	56.0	-	-	-	290.8
Investment advisory fees	-	-	-	-	-	92.8	-	-	-	(24.9)	67.9
Communications revenue	-	-	-	-	-	-	-	-	-	-	-
Net investment income	229.5	151.7	177.5	45.1	-	-	20.9	-	47.1	(0.9)	670.9
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.9	-	18.9
Other revenue and fees	11.2	47.3	6.6	1.3	-	30.4	-	-	1.2	3.9	101.8
Total Operating Revenue	458.5	362.4	238.7	59.4	-	123.2	102.9	-	67.9	(22.0)	1,391.0
					-
Operating Expenses
Insurance benefits	109.9	20.5	-	39.9	-	-	35.5	-	0.8	-	206.7
Interest credited to contractholder funds	140.9	97.3	100.7	10.4	-	-	-	-	33.3	-	382.6
Communications expenses	-	-	-	-	-	-	-	-	-	-	-
Operating and acquisition expenses	98.5	134.7	63.0	4.9	-	112.5	52.7	-	15.0	(21.3)	460.0
Taxes, licenses and fees	12.4	5.0	(0.8)	1.5	-	2.5	-	-	0.7	-	21.4
Interest	-	-	-	-	-	-	-	-	22.1	(0.7)	21.4
Total Operating Expenses	361.8	257.6	162.9	56.8	-	115.0	88.2	-	71.9	(22.0)	1,092.1

Income (Loss) from Operations before Federal income taxes	96.7	104.8	75.8	2.7	-	8.2	14.7	-	(4.0)	-	298.8

Federal income taxes	31.8	25.8	22.4	0.2	-	3.4	5.1	-	(16.3)	-	72.4

Income from Operations	$64.9	$79.0	$53.4	$2.5	$-	$4.8	$9.6	$-	$12.2	$-	$226.3

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 10

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Nine Months Ended September 30, 2006

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$228.0	$36.8	$-	$1.4	$633.1	$-	$57.6	$-	$1.6	$-	$958.4
Surrender charges	44.2	22.4	6.1	0.0	-	-	-	-	-	-	72.6
Mortality assessments	691.9	-	-	18.5	-	-	25.4	-	(0.0)	-	735.8
Expense assessments	228.5	540.0	164.3	12.6	-	-	86.7	-	0.3	-	1,032.4
Investment advisory fees	-	-	-	-	-	313.6	-	-	-	(71.8)	241.8
Communications revenue	-	-	-	-	-	-	-	117.3	-	-	117.3
Net investment income	1,069.8	723.8	557.8	226.1	52.2	-	53.4	0.3	173.3	(2.4)	2,854.5
Amortization of deferred gain	-	-	-	-	-	-	-	-	56.3	-	56.3
Other revenue and fees	35.0	200.8	15.1	4.0	1.7	101.0	0.1	-	12.1	(18.7)	351.0
Total Operating Revenue	2,297.4	1,523.9	743.2	262.7	687.0	414.6	223.2	117.7	243.5	(92.9)	6,420.3

Operating Expenses
Insurance benefits	637.3	93.1	0.0	98.8	439.3	-	77.8	-	9.6	-	1,356.0
Interest credited to contractholder funds	630.8	472.1	306.2	89.4	-	-	-	-	106.6	-	1,605.0
Communications expenses	-	-	-	-	-	-	-	61.2	-	-	61.2
Operating and acquisition expenses	451.2	601.6	210.2	19.7	130.8	342.9	100.9	11.9	39.6	(91.2)	1,817.5
Taxes, licenses and fees	72.1	14.9	7.1	3.7	15.8	9.9	-	1.5	6.0	0.0	131.0
Interest	0.0	0.3	0.0	-	-	-	-	0.9	154.2	(1.7)	153.8
Total Operating Expenses	1,791.4	1,182.0	523.5	211.5	585.9	352.7	178.8	75.5	316.0	(92.9)	5,124.4

Income (Loss) from Operations before Federal income taxes	505.9	341.8	219.7	51.1	101.2	61.9	44.4	42.2	(72.4)	-	1,295.8

Federal income taxes	167.0	57.0	60.4	14.6	35.4	21.2	15.5	15.7	(35.0)	-	351.8

Income from Operations	$339.0	$284.8	$159.3	$36.5	$65.8	$40.8	$28.9	$26.5	$(37.4)	$-	$944.1

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 11

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Nine Months Ended September 30, 2005

	Individual Markets		Employer Markets
	Life	Annuities	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations	Consolidating Adjustments	Consolidated

Operating Revenue
Premiums	$140.7	$28.6	$-	$7.9	$-	$-	$47.9	$-	$0.9	$-	$226.0
Surrender charges	32.3	15.5	7.9	(0.4)	-	-	-	-	-	-	55.3
Mortality assessments	389.4	-	-	6.3	-	-	27.4	-	-	-	423.2
Expense assessments	130.9	403.9	148.9	12.5	-	-	119.6	-	-	-	815.9
Investment advisory fees	-	-	-	-	-	259.2	-	-	-	(74.3)	184.9
Communications revenue	-	-	-	-	-	-	-	-	-	-	-
Net investment income	681.2	463.4	530.2	135.7	-	-	60.8	-	166.0	(3.0)	2,034.4
Amortization of deferred gain	-	-	-	-	-	-	-	-	56.8	-	56.8
Other revenue and fees	34.9	139.0	19.3	3.8	-	88.1	0.1	-	3.6	(3.6)	285.0
Total Operating Revenue	1,409.4	1,050.4	706.3	165.8	-	347.4	255.8	-	227.3	(80.9)	4,081.5

Operating Expenses
Insurance benefits	342.8	73.1	-	102.5	-	-	88.5	-	0.6	-	607.5
Interest credited to contractholder funds	417.8	296.4	300.7	29.4	-	-	-	-	98.6	-	1,142.8
Communications expenses	-	-	-	-	-	-	-	-	-	-	-
Operating and acquisition expenses	331.2	434.4	200.8	18.4	-	326.8	121.4	-	61.6	(78.7)	1,415.8
Taxes, licenses and fees	41.8	15.2	6.5	3.4	-	7.8	-	-	3.3	-	78.2
Interest	-	-	-	-	-	-	-	-	67.6	(2.2)	65.4
Total Operating Expenses	1,133.6	819.1	508.0	153.7	-	334.6	210.0	-	231.7	(80.9)	3,309.8
									-
Income (Loss) from Operations before Federal income taxes	275.9	231.3	198.3	12.1	-	12.8	45.9	-	(4.4)	-	771.7

Federal income taxes	90.2	50.1	56.4	2.0	-	4.9	16.1	-	(49.2)	-	170.5

Income from Operations	$185.7	$181.1	$141.9	$10.1	$-	$7.9	$29.7	$-	$44.7	$-	$601.2

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 12

Consolidated Balance Sheet
Unaudited [Millions of Dollars, except Common Share Data]

	Sept.	Dec.	March	June	Sept.
	2005	2005	2006	2006	2006
ASSETS

Investments
Corporate bonds	$26,453.6	$25,860.7	$25,418.0	$43,881.6	$45,345.3
U.S. government bonds	158.3	161.8	173.4	287.6	291.6
Foreign government bonds	1,195.0	1,203.3	1,169.7	1,188.0	1,144.4
Mortgage backed securities	6,237.1	5,951.2	5,868.8	8,370.3	8,765.1
State and municipal bonds	157.9	128.8	126.0	166.5	160.7
Preferred stocks - redeemable	123.0	137.4	136.9	130.1	117.8
Common stocks	62.2	55.9	61.0	458.8	506.3
Preferred stocks-equity	89.4	88.8	115.0	119.7	155.7
Total AFS Securities	34,476.5	33,587.9	33,068.8	54,602.6	56,486.9
Trading securities	3,287.0	3,246.0	3,190.1	3,109.0	3,172.5
Mortgage loans	3,696.2	3,662.6	3,586.2	7,741.2	7,580.5
Real estate	196.6	182.7	180.4	428.6	424.0
Policy loans	1,856.4	1,862.2	1,860.4	2,716.4	2,724.9
Other long-term investments	572.3	626.9	687.5	1,116.6	1,218.7
Total Investments	44,085.0	43,168.4	42,573.2	69,714.4	71,607.5

Cash and invested cash	1,601.9	2,311.7	1,974.0	1,499.8	1,108.3
Premiums and fees receivable	332.6	343.2	363.2	343.9	345.6
Accrued investment income	565.2	526.4	532.1	879.0	928.2
Amount recoverable from reinsurers	7,211.0	6,926.3	6,899.4	7,967.2	8,007.3
Deferred acquisition costs and VOBA	4,989.0	5,163.2	5,433.7	8,328.4	8,171.6
Goodwill	1,194.6	1,194.2	1,194.4	4,502.6	4,498.0
Other	1,379.5	1,479.3	1,517.7	3,049.6	2,703.1
Assets held in separate accounts	60,811.5	63,746.8	67,984.2	71,095.2	74,357.1
Total Assets	$122,170.2	$124,859.6	$128,472.0	$167,380.0	$171,726.6

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$10,981.4	$10,659.7	$10,657.2	$13,512.1	$13,513.4
Unpaid claims	1,038.9	1,042.9	981.3	1,211.7	1,206.9
Premium deposit funds	21,932.7	21,713.3	21,448.6	21,198.4	20,708.6
Policyholders' funds	13,637.9	13,878.8	13,991.5	37,430.3	37,808.3
Total Insurance and Investment Contract Liabilities	47,590.9	47,294.8	47,078.6	73,352.5	73,237.2

Short-term debt	165.1	119.9	10.6	561.0	559.2
Long-term debt - senior notes	999.5	999.0	998.5	2,329.1	2,330.4
Long-term debt - subordinated
Capital securities	-	-	-	1,071.8	1,071.9
Junior subordinated debentures issued to
affiliated trusts	335.9	334.0	332.3	330.5	332.5
Embedded derivative - modco	314.1	292.2	192.0	126.7	232.5
Deferred gain on indemnity reinsurance	855.2	836.0	816.9	797.8	778.7
Federal income taxes	31.5	19.8	-	563.8	911.1
Other liabilities	4,782.1	4,832.8	4,720.7	5,746.7	5,872.8
Liabilities related to separate accounts	60,811.5	63,746.8	67,984.2	71,095.2	74,357.1
Total Liabilities	115,885.8	118,475.2	122,133.8	155,975.2	159,683.5

Preferred Stock	0.5	0.5	0.5	0.5	0.5
Capital stock	1,740.2	1,774.6	1,817.5	7,425.7	7,448.7
Retained earnings	3,922.8	4,081.5	4,235.2	4,013.7	3,986.7
Unrealized gains on investments	569.0	496.6	220.2	(151.5)	478.0
Gains - derivatives	8.9	7.3	35.2	51.5	55.9
Foreign currency	99.6	83.4	89.7	128.5	136.5
Minimum pension liability	(56.6)	(59.5)	(60.1)	(63.6)	(63.2)
Total Shareholders' Equity	6,284.4	6,384.4	6,338.2	11,404.8	12,043.2

Total Liabilities and Shareholders' Equity	$122,170.2	$124,859.6	$128,472.0	$167,380.0	$171,726.6

Shareholders' Equity Per Share	$36.23	$36.69	$35.99	$40.48	$43.39

Book Value, Excluding AOCI	$32.65	$33.66	$34.37	$40.60	$41.20
Common shares outstanding (in millions)	173.5	174.0	176.1	281.8	277.6

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 13

Balance Sheet Data - Segment Highlights
Unaudited [Millions of Dollars]

	Individual		Employer
	Markets		Markets
As of September 30, 2006	Annuities	Life	Defined Contribution	Executive Benefits	Group Protection	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations (1)	Consolidated

Assets
Allocated Investments	$19,004.9	$27,376.5	$11,900.1	$5,723.8	$1,804.6	$-	$1,070.6	$-	$4,727.1	$71,607.5
DAC and VOBA	1,974.1	4,524.7	503.8	258.0	126.1	-	783.4	-	1.5	8,171.6
Goodwill	1,031.6	2,181.3	20.2	-	281.0	260.8	15.5	707.6	-	4,498.0
Other intangibles	173.4	98.0	-	-	-	9.0	-	665.0	-	945.3
Amounts recoverable from reinsurers	928.0	1,759.5	-	4.4	28.7	-	67.3	-	5,219.5	8,007.3
Assets held in separate accounts	43,823.8	4,678.1	16,514.7	807.4	-	-	8,118.1	-	415.1	74,357.1

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	473.0	5,606.4	0.0	1,777.9	1,164.4	-	1,073.1	-	4,625.6	14,720.3
Contractholder funds	18,660.9	23,002.5	11,040.9	3,666.7	16.6	-	424.7	-	1,704.6	58,516.9
Total Insurance and Inv Contract Liabilities	19,133.9	28,608.9	11,040.9	5,444.6	1,181.0	-	1,497.8	-	6,330.2	73,237.2

Allocated capital (2)	$3,334.8	$7,214.7	$954.7	$524.7	903.8	327.8	399.7	874.9	(3,099.1)	$11,436.0

As of December 31, 2005

Assets
Allocated Investments	$8,104.7	$14,990.3	$13,666.6	$2,879.4	$-	$-	$996.6	$-	$2,530.8	$43,168.4
DAC and VOBA	1,559.3	2,543.9	151.6	113.6	-	-	743.4	-	51.4	5,163.2
Goodwill	43.9	855.1	20.2	-	-	260.8	14.3	-	-	1,194.2
Other intangibles	129.4	-	-	-	-	13.9	-	-	-	143.3
Amounts recoverable from reinsurers	1,085.9	1,270.2	-	2.8	-	-	59.9	-	4,507.5	6,926.3
Assets held in separate accounts	37,903.9	2,482.7	15,243.9	796.7	-	-	7,319.6	-	-	63,746.8

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	439.6	3,561.2	-	1,914.9	-	-	1,013.7	-	4,773.2	11,702.7
Contractholder funds	8,619.8	12,868.0	11,033.4	752.4	-	-	396.4	-	1,922.1	35,592.1
Total Insurance and Inv Contract Liabilities	9,059.4	16,429.2	11,033.4	2,667.3	-	-	1,410.1	-	6,633.0	47,232.4

Allocated capital (2)	1,785.0	3,231.9	978.7	346.0	-	360.0	430.6	-	(1,275.6)	$5,856.6

(1)	Includes consolidating adjustments.
(2)	Allocated capital is based on internal economic capital models plus certain other items (principally intangibles including DAC and VOBA, goodwill and other items).

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 14

Individual Markets - Individual Life Insurance
Income Statements & Operational Data

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$47.4	$57.7	$51.1	$89.9	$87.0	83.5%	$140.7	$228.0	62.0%
Surrender charges	10.9	11.6	10.3	15.5	18.3	67.9%	32.3	44.2	36.8%
Mortality assessments	127.7	135.3	135.6	277.3	278.9	118.4%	389.4	691.9	77.7%
Expense assessments	31.7	58.8	54.3	90.6	83.6	163.7%	130.9	228.5	74.6%
Net investment income	229.5	227.5	239.5	415.9	414.4	80.6%	681.2	1,069.8	57.0%
Other revenue and fees	11.2	10.3	9.7	12.2	13.1	17.0%	34.9	35.0	0.3%
Total Operating Revenue	458.5	501.1	500.6	901.4	895.3	95.3%	1,409.4	2,297.4	63.0%

Operating Expenses
Insurance benefits	109.9	118.6	120.2	256.0	261.1	137.6%	342.8	637.3	85.9%
Interest credited to contractholder funds	140.9	142.1	142.2	241.5	247.1	75.4%	417.8	630.8	51.0%
Operating and acquisition expenses	110.9	130.1	132.8	182.9	207.6	87.2%	373.0	523.3	40.3%
Total Operating Expenses	361.8	390.8	395.3	680.4	715.7	97.8%	1,133.6	1,791.4	58.0%

Income from operations before Federal income taxes	96.7	110.4	105.3	221.0	179.6	85.7%	275.9	505.9	83.4%
Federal income taxes	31.8	36.5	36.3	73.9	56.8	78.6%	90.2	167.0	85.1%

Income from Operations	$64.9	$73.8	$69.0	$147.1	$122.8	89.2%	$185.7	$339.0	82.6%

Effective tax rate	32.8%	33.1%	34.5%	33.4%	31.6%		32.7%	33.0%

Average equity	$3,212.8	$3,278.0	$3,266.0	$7,051.8	$7,223.9		$3,182.7	$5,847.2
Return on average equity	8.1%	9.0%	8.5%	8.3%	6.8%		7.8%	7.7%

Operating and Acquisition Expenses
Commissions	$43.4	$50.3	$44.2	$125.4	$141.4	226.1%	$116.2	$311.0	167.6%
General and administrative expenses	105.3	105.6	88.9	123.0	148.2	40.7%	291.6	360.1	23.5%
Taxes, licenses and fees	12.4	12.9	16.3	27.5	28.3	127.5%	41.8	72.1	72.5%
Total commissions and expenses incurred	161.1	168.7	149.4	275.9	317.9	97.3%	449.6	743.2	65.3%
Less: commissions and expenses capitalized	(94.7)	(113.8)	(90.1)	(199.8)	(226.6)	NM	(260.0)	(516.5)	-98.7%
Amortization of DAC and VOBA	44.6	75.2	73.6	106.7	116.3	161.1%	183.5	296.6	61.6%
Net Operating and Acquisition Expenses	$110.9	$130.1	$132.8	$182.9	$207.6	87.1%	$373.0	$523.3	40.3%

General and administrative expenses -
basis points on account values - Annualized	309	304	251	194	231	(78)	288	221	(67)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$2,350.0	$2,479.9	$2,543.9	$2,643.8	$4,592.2		$2,359.0	$2,543.9
Deferral	94.7	113.8	90.1	199.8	226.6		260.0	516.5
Amortization	(44.6)	(75.2)	(73.6)	(106.7)	(116.3)		(183.5)	(296.6)
Included in Total Operating Expenses	50.1	38.6	16.6	93.0	110.3		76.4	219.9
Adjustment related to realized (gains) losses
on available-for-sale securities	(6.1)	(1.2)	(3.4)	(7.9)	(3.8)		(14.2)	(15.1)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	85.9	26.5	86.7	96.7	(174.0)		58.5	9.4
Business acquired				1,766.6	-		-	1,766.6
Other	-	0.1	-	-	-		0.1	-
Balance at end of period	$2,479.9	$2,543.9	$2,643.8	$4,592.2	$4,524.7		$2,479.9	$4,524.7

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$315.9	$338.5	$342.6	$344.3	$375.3		$311.1	$342.6
Deferral	19.0	21.8	19.7	57.8	58.9		59.2	136.4
Amortization	3.6	(17.6)	(18.0)	(26.8)	(18.3)		(31.9)	(63.1)
Included in Expense Assessments	22.6	4.2	1.7	31.0	40.6		27.3	73.3
Balance at end of period	$338.5	$342.6	$344.3	$375.3	$415.9		$338.5	$415.9

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 15

Individual Markets- Individual Life Insurance
Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Sales by Product(Millions)(1)
Universal Life
Excluding MoneyGuard	$46.3	$59.6	$41.3	$97.5	$119.9	159.0%	$132.1	$258.6	95.8%
MoneyGuard	9.1	9.4	7.7	7.5	8.3	-8.8%	24.5	23.5	-4.1%
Total	55.4	69.0	49.0	105.0	128.2	131.4%	156.6	282.1	80.1%
Variable universal life	9.1	13.4	10.0	15.7	13.0	42.9%	28.8	38.7	34.4%
Whole life	0.4	0.4	0.7	0.4	0.7	75.0%	1.4	1.7	21.4%
Term	8.1	7.9	8.2	11.3	10.7	32.1%	25.8	30.2	17.1%
Total	$72.9	$90.7	$67.9	$132.3	$152.5	109.2%	$212.6	$352.8	65.9%

First-Year Paid Premiums (Millions)
Universal Life
Excluding MoneyGuard	$102.3	$144.0	$108.2	$261.2	$269.0	163.0%	$292.3	$638.5	118.4%
MoneyGuard	60.8	62.5	51.5	50.0	54.8	-9.9%	163.6	156.4	-4.4%
Total	163.1	206.5	159.7	311.2	323.9	98.6%	455.9	794.8	74.3%
Variable universal life	23.4	33.4	27.1	40.5	34.4	47.0%	73.1	102.0	39.5%
Whole life	10.2	14.4	8.3	9.5	12.0	17.6%	26.3	29.8	13.3%
Term	8.6	8.4	8.6	11.5	10.4	20.9%	27.5	30.4	10.5%
Total	$205.3	$262.7	$203.7	$372.7	$380.6	85.4%	$582.8	$957.0	64.2%

Life Insurance In-Force (Billions)
Universal life & other	$126.976	$128.791	$129.584	$260.945	$263.485	107.5%	$126.976	$263.485	107.5%
Term insurance	184.334	187.850	191.825	229.082	232.214	26.0%	184.334	232.214	26.0%
Total Life Segment In-Force	$311.310	$316.641	$321.409	$490.027	$495.699	59.2%	$311.310	$495.699	59.2%

(1)
Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, including UL internal replacements, and first year paid premiums for Whole life and Term products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 16

Individual Markets - Individual Life Insurance
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Interest Sensitive Life-Balance Beginning-of-Period	$11.443	$11.591	$11.809	$11.913	$21.285	86.0%	$11.232	$11.809	5.1%
Business acquired	-	-	-	9.150	-	NM	-	9.150	NM
Deposits	0.415	0.499	0.401	0.799	0.717	72.8%	1.186	1.917	61.6%
Withdrawals & deaths	(0.161)	(0.160)	(0.182)	(0.317)	(0.275)	-70.8%	(0.515)	(0.775)	-50.5%
Net flows	0.253	0.339	0.219	0.482	0.442	74.7%	0.670	1.143	70.6%
Policyholder assessments	(0.242)	(0.257)	(0.250)	(0.493)	(0.451)	-86.4%	(0.719)	(1.194)	-66.1%
Interest credited	0.136	0.136	0.135	0.233	0.241	77.2%	0.408	0.609	49.3%
Interest Sensitive Life-Balance End-of-Period (1)	$11.591	$11.809	$11.913	$21.285	$21.516	85.6%	$11.591	$21.516	85.6%

Variable Universal Life-Balance Beginning of Period	$2.053	$2.154	$2.242	$2.355	$4.194	104.3%	$2.028	$2.242	10.6%
Business acquired	-	-	-	1.918	-	NM	-	1.918	NM
Deposits	0.082	0.097	0.087	0.224	0.036	-56.1%	0.249	0.346	39.0%
Withdrawals & deaths	(0.041)	(0.036)	(0.049)	(0.158)	0.013	NM	(0.125)	(0.194)	-55.2%
Net flows	0.041	0.061	0.038	0.066	0.049	19.5%	0.124	0.153	23.4%
Policyholder assessments	(0.043)	(0.044)	(0.044)	(0.077)	(0.076)	-76.7%	(0.126)	(0.197)	-56.3%
Investment income and change in market value	0.103	0.071	0.119	(0.068)	0.137	33.0%	0.129	0.189	46.5%
Variable Universal Life -Balance End-of-Period	$2.154	$2.242	$2.355	$4.194	$4.305	99.9%	$2.154	$4.305	99.9%

Total Segment- Life Insurance Account Value Roll Forward
Balance Beginning-of-Period	$13.496	$13.745	$14.051	$14.268	$25.479	88.8%	$13.259	$14.051	6.0%
Business acquired	-	-	-	11.068	-	NM	-	11.068	NM
Deposits	0.497	0.596	0.488	1.023	0.753	51.5%	1.435	2.264	57.8%
Withdrawals & deaths	(0.202)	(0.196)	(0.231)	(0.476)	(0.262)	-29.7%	(0.640)	(0.968)	-51.3%
Net flows	0.295	0.400	0.257	0.548	0.491	66.4%	0.794	1.296	63.2%
Policyholder assessments	(0.285)	(0.301)	(0.294)	(0.571)	(0.526)	-84.6%	(0.846)	(1.391)	-64.4%
Investment income and change in market value	0.239	0.206	0.254	0.165	0.379	58.6%	0.537	0.798	48.6%
Total Segment -Balance End-of-Period	$13.745	$14.051	$14.268	$25.479	$25.821	87.9%	$13.745	$25.821	87.9%

Life Product Spread Information (2)
						Change			Change
Interest Sensitive Products						(Basis Points)			(Basis Points)
Net investment income (3) (4)	6.35%	6.26%	6.48%	6.22%	6.08%	(27)	6.35%	6.23%	(12)
Interest credited to policyholders	4.70%	4.66%	4.60%	4.46%	4.52%	(18)	4.69%	4.51%	(18)
Spread (3)(4)	1.65%	1.60%	1.88%	1.76%	1.57%	(8)	1.66%	1.72%	6

Traditional Products
Net investment income (3)	6.62%	6.42%	6.72%	6.59%	6.60%	(2)	6.59%	6.63%	4

(1)	Includes universal life, interest sensitive life, and the fixed investment option of VUL products.
(2)
Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of September 30, 2006, interest sensitive products represented approximately 81% of total interest sensitive and traditional earning assets.

(3)
The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 20 bps in the 3rd quarter of 2006, 13 bps in the 2nd quarter of 2006, 7 bps in the 1st quarter of 2006, 8 bps in the 4th quarter of 2005 and 4 bps in the 3rd quarter of 2005. The impact was 15 basis points for the first nine months of 2006 and 5 basis points for the first nine months of 2005. There was an impact on traditional products of 15 bps in the 3rd quarter of 2006, 14 bps in the 2nd quarter of 2006, 15 bps in the 1st quarter of 2006, 0 bps in the 4th quarter of 2005 and 20 bps in the 3rd quarter of 2005. The impact was 15 basis points for the first nine months of 2006 and 14 basis points for the first nine months of 2005.

(4)
The net investment income and spread for the first, second and third quarters of 2006 include 17 basis points, 2 basis points and -22 basis points, respectively, of incremental yield from special investments. The impact was -5 basis points for the first nine months of 2006 and 3 basis points for the first nine months of 2005.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 17

Individual Markets - Individual Annuities
Income Statements & Operational Data
Unaudited [Millions of Dollars]
	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$10.7	$8.5	$9.3	$15.3	$12.3	15.0%	$28.6	$36.8	28.6%
Surrender charges	5.0	4.4	6.2	9.6	6.6	32.0%	15.5	22.4	44.4%
Expense assessments	147.7	155.5	168.0	182.7	189.3	28.2%	403.9	540.0	33.7%
Net investment income	151.7	150.4	148.0	263.2	312.7	106.1%	463.4	723.8	56.2%
Other revenue and fees (1)	47.3	53.3	43.4	81.8	75.7	60.0%	139.0	200.8	44.4%
Total Operating Revenue	362.4	372.1	374.8	552.6	596.5	64.6%	1,050.4	1,523.9	45.1%

Operating Expenses
Insurance benefits	20.5	21.2	20.4	45.3	27.4	33.7%	73.1	93.1	27.3%
Interest credited to contractholder funds	97.3	96.3	95.1	168.8	208.2	114.0%	296.4	472.1	59.3%
Operating and acquisition expenses	139.8	164.7	172.6	216.9	227.3	62.6%	449.6	616.8	37.2%
Total Operating Expenses	257.6	282.2	288.1	431.0	462.9	79.7%	819.1	1,182.0	44.3%

Income from operations before Federal income taxes	104.8	89.9	86.7	121.5	133.6	27.5%	231.3	341.8	47.8%

Federal income taxes	25.8	19.0	20.3	32.5	4.2	-83.7%	50.1	57.0	13.7%

Income from Operations	$79.0	$70.9	$66.4	$89.0	$129.4	63.8%	$181.1	$284.8	57.2%

Effective tax rate	24.6%	21.1%	23.4%	26.7%	3.1%		21.7%	16.7%

Average equity	$1,713.7	$1,773.7	$1,744.1	$3,269.2	$3,310.4		$1,694.2	$2,774.6
Return on average equity	18.5%	16.0%	15.2%	10.9%	15.6%		14.3%	13.7%
Basis points on average account values	69	60	52	58	84		55	66

Operating and Acquisition Expenses
Commissions	$101.8	$100.4	$111.2	$141.0	$146.1	43.5%	$283.6	$398.3	40.4%
General and administrative expenses	68.4	70.9	66.2	69.3	81.9	19.7%	200.6	217.4	8.4%
Broker-dealer commissions and general and administrative expenses	49.8	54.2	46.6	79.3	76.6	53.8%	150.0	202.5	35.0%
Taxes, licenses and fees	5.0	(1.4)	5.4	4.6	4.8	-4.0%	15.2	14.9	-2.4%
Total commissions and expenses incurred	225.0	224.1	229.5	294.2	309.4	37.5%	649.4	833.0	28.3%
Less: commissions and expenses capitalized	(112.1)	(118.9)	(122.7)	(150.0)	(157.6)	-40.6%	(323.0)	(430.3)	-33.2%
Amortization of DAC and VOBA	26.8	59.5	65.8	72.7	75.6	182.1%	123.2	214.0	73.8%

Net Operating and Acquisition Expenses	$139.8	$164.7	$172.6	$216.9	$227.3	62.6%	$449.6	$616.8	37.2%

General and administrative expenses - basis points on gross account values - Annualized(2)	60	60	52	45	53	(7)	61	50	(11)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$1,118.5	$1,250.6	$1,328.0	$1,414.9	$1,994.4		$999.4	$1,328.0
Deferral	112.1	118.9	122.7	150.0	157.6		323.0	430.3
Amortization	(26.8)	(59.5)	(65.8)	(72.7)	(75.6)		(123.2)	(214.0)
Included in Total Operating Expenses	85.2	59.4	56.9	77.3	82.0		199.8	216.3
Adjustment related to realized (gains) losses
on available-for-sale securities	(4.7)	(3.5)	(2.7)	(4.1)	(2.4)		(13.6)	(9.2)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	51.7	21.5	32.7	57.3	(103.6)		65.0	(13.6)
Business acquired	-	-	-	448.9	3.8		-	452.7
Balance at end of period	$1,250.6	$1,328.0	$1,414.9	$1,994.4	$1,974.1		$1,250.6	$1,974.1

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$61.1	$65.6	$72.0	$78.1	$84.8		$50.1	$72.0
Deferral	9.4	9.5	9.4	9.8	10.0		26.3	29.1
Amortization	(4.8)	(3.1)	(3.3)	(3.0)	(0.1)		(10.7)	(6.4)
Included in Income from Operations	4.6	6.4	6.1	6.8	9.8		15.6	22.7
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	-	(0.1)		-	(0.1)
Balance at end of period	$65.6	$72.0	$78.1	$84.8	$94.6		$65.6	$94.6

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$106.6	$118.1	$129.4	$139.9	$154.6		$85.5	$129.4
Deferral	15.1	15.6	15.7	19.9	22.2		43.9	57.8
Amortization	(3.6)	(4.4)	(5.2)	(5.2)	(3.3)		(11.3)	(13.7)
Included in Income from Operations	11.5	11.3	10.5	14.7	18.9		32.6	44.1
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	-	(0.1)		-	(0.1)
Balance at end of period	$118.1	$129.4	$139.9	$154.6	$173.4		$118.1	$173.4

(1)	Primarily broker-dealer revenue.
(2)	Includes distribution costs.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 18

Individual Markets - Individual Annuities
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change

Fixed Annuities - Balance at Beginning of Period	$11.441	$11.375	$10.840	$10.563	$19.533	70.7%	$11.448	$10.840	-5.3%

Business acquired	-	-	-	9.343	-	NM	-	9.343	NM
Gross deposits	0.494	0.486	0.471	0.872	1.062	115.0%	1.501	2.405	60.2%
Withdrawals & deaths	(0.340)	(0.370)	(0.408)	(1.037)	(1.405)	NM	(1.040)	(2.850)	NM
Net flows	0.155	0.116	0.063	(0.164)	(0.344)	NM	0.461	(0.445)	NM
Transfer from (to) variable annuities	(0.338)	(0.766)	(0.451)	(0.395)	(0.483)	-42.9%	(0.884)	(1.330)	-50.5%
Interest credited	0.117	0.115	0.112	0.186	0.233	99.1%	0.350	0.531	51.7%
Fixed Annuities - Gross	11.375	10.840	10.563	19.533	18.939	66.5%	11.375	18.939	66.5%
Reinsurance ceded	(2.257)	(2.233)	(2.202)	(2.149)	(2.045)	9.4%	(2.257)	(2.045)	9.4%
Fixed Annuities - Balance at End of Period (1)	$9.117	$8.607	$8.362	$17.384	$16.894	85.3%	$9.117	$16.894	85.3%

Variable Annuities - Balance at Beginning of Period	$32.801	$35.276	$37.655	$40.495	$41.537	26.6%	$30.684	$37.655	22.7%

Business acquired	-	-	-	0.250	-	NM	-	0.250	NM
Gross deposits	1.410	1.513	1.665	1.867	1.658	17.6%	4.026	5.191	28.9%
Withdrawals & deaths	(0.847)	(0.862)	(0.959)	(1.004)	(1.011)	-19.4%	(2.378)	(2.973)	-25.0%
Net flows	0.563	0.651	0.706	0.864	0.648	15.1%	1.647	2.217	34.6%
Transfer from (to) fixed annuities	0.418	0.462	0.451	0.395	0.483	15.6%	1.187	1.330	12.0%
Investment increase & change in market value	1.494	1.266	1.682	(0.467)	1.309	-12.4%	1.758	2.524	43.6%
Variable Annuities - Balance at End of Period (2)	$35.276	$37.655	$40.495	$41.537	$43.977	24.7%	$35.276	$43.977	24.7%

Total Annuities - Balance at Beginning of Period	$44.242	$46.651	$48.495	$51.059	$61.070	38.0%	$42.132	$48.495	15.1%

Business acquired	-	-	-	9.593	-	NM	-	9.593	NM
Gross deposits	1.904	1.999	2.136	2.740	2.720	42.9%	5.527	7.596	37.4%
Withdrawals & deaths	(1.187)	(1.232)	(1.366)	(2.040)	(2.416)	NM	(3.418)	(5.823)	-70.4%
Net flows	0.717	0.767	0.770	0.699	0.304	-57.6%	2.109	1.773	-15.9%
Transfers	0.080	(0.304)	-	0.000	0.000	-100.0%	0.302	0.000	-100.0%
Interest credited & change in market value	1.611	1.381	1.794	(0.281)	1.542	-4.3%	2.108	3.055	44.9%
Total Annuities - Gross	46.651	48.495	51.059	61.070	62.916	34.9%	46.651	62.916	34.9%
Reinsurance ceded	(2.257)	(2.233)	(2.202)	(2.149)	(2.045)	9.4%	(2.257)	(2.045)	9.4%
Total Annuities (Net of Ceded) - Balance at End of Period	$44.393	$46.262	$48.857	$58.921	$60.872	37.1%	$44.393	$60.872	37.1%

Variable Annuities Under Agreement - Included above	$0.226	$0.197	$0.190	$0.173	$0.169	-25.2%	$0.226	$0.169	-25.2%

Incremental Deposits (3):
Fixed annuities	$0.481	$0.472	$0.461	$0.861	$1.058	120.0%	$1.459	$2.381	63.2%
Variable annuities	1.383	1.481	1.650	1.850	1.623	17.4%	3.934	5.123	30.2%
Total Incremental Deposits	$1.864	$1.953	$2.111	$2.711	$2.681	43.8%	$5.393	$7.504	39.1%

Note: Certain reclassifications have been made to properly distinguish between fixed and variable products.

(1)	Includes fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 19

Individual Markets - Individual Annuities
Account Values
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.018	$0.006	$0.021	$0.137	$0.258	NM	$0.111	$0.417	275.7%
Withdrawals	(0.151)	(0.183)	(0.243)	(0.805)	(1.148)	NM	(0.594)	(2.196)	NM
Net flows	$(0.133)	$(0.177)	$(0.222)	$(0.668)	$(0.890)	NM	$(0.483)	$(1.780)	NM

Gross fixed contract account values	$7.101	$6.918	$6.745	$12.190	$11.766	65.7%	$7.101	$11.766	65.7%
Reinsurance ceded	(2.257)	(2.233)	(2.202)	(2.149)	(2.045)	9.4%	(2.257)	(2.045)	9.4%
Net Fixed Contract Account Values	$4.844	$4.685	$4.543	$10.041	$9.721	100.7%	$4.844	$9.721	100.7%

Indexed Annuities
Deposits	$-	$-	$-	$0.228	$0.244	NM	$-	$0.472	NM
Withdrawals	-	-	-	(0.047)	(0.068)	NM	-	(0.114)	NM
Net flows	$-	$-	$-	$0.181	$0.177	NM	$-	$0.358	NM

Equity-indexed Contract Account Values	$-	$-	$-	$3.210	$3.454	NM	$-	$3.454	NM

Fixed Portion of Variable Contracts
Deposits	$0.476	$0.480	$0.449	$0.507	$0.559	17.4%	$1.390	$1.516	9.1%
Withdrawals	(0.188)	(0.187)	(0.164)	(0.185)	(0.190)	-1.1%	(0.445)	(0.539)	-21.1%
Net flows	$0.288	$0.293	$0.285	$0.322	$0.370	28.5%	$0.944	$0.977	3.5%

Fixed Portion of Variable Contract Account Values	$4.274	$3.922	$3.819	$4.132	$3.719	-13.0%	$4.274	$3.719	-13.0%

Variable Annuities - including fixed portion of variable contracts
Deposits	$1.886	$1.993	$2.114	$2.374	$2.218	17.6%	$5.416	$6.707	23.8%
Withdrawals	(1.035)	(1.049)	(1.123)	(1.188)	(1.200)	-15.9%	(2.824)	(3.512)	-24.4%
Net Flows	$0.850	$0.945	$0.991	$1.186	$1.017	19.6%	$2.592	$3.195	23.3%

Variable Contract Account Values	$39.550	$41.577	$44.314	$45.669	$47.697	20.6%	$39.550	$47.697	20.6%

Average Daily Variable Annuity Account Values	$34.367	$36.089	$39.947	$41.214	$42.118	22.6%	$32.310	$41.093	27.2%

Individual Annuity Product Spread Information						Change			Change
						(Basis Point)			(Basis Point)
Net investment income (1) (2)	5.68%	5.73%	5.84%	5.67%	5.98%	30	5.71%	5.76%	5
Interest credited to policyholders	3.93%	3.92%	3.93%	3.81%	3.87%	(6)	3.93%	3.86%	(7)
Spread (1) (2)	1.75%	1.81%	1.91%	1.86%	2.11%	36	1.78%	1.90%	12

Note: Certain reclassifications have been made to properly distinguish between fixed and variable products.

(1)
For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2)
The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 5 bps in the third quarter of 2006, 2 bps in the second quarter of 2006, 9 bps in the first quarter of 2006, 6 bps in the fourth quarter of 2005 and 1 bp in the third quarter of 2005. The impact was 6 bps in the first nine months of 2006 and 3 bps in the first nine months of 2005.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 20

Employer Markets - Defined Contribution
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Surrender charges	$2.8	$2.0	$2.3	$2.1	$1.7	-39.3%	$7.9	$6.1	-22.8%
Expense assessments	51.8	51.7	55.6	54.7	54.0	4.2%	148.9	164.3	10.3%
Net investment income	177.5	181.3	185.7	187.5	184.6	4.0%	530.2	557.8	5.2%
Other revenue and fees	6.6	6.2	5.6	4.6	4.9	-25.8%	19.3	15.1	-21.8%
Total Operating Revenue	238.7	241.2	249.2	248.9	245.1	2.7%	706.3	743.2	5.2%

Operating Expenses
Interest credited to contractholder funds	100.7	101.1	100.7	102.4	103.1	2.4%	300.7	306.2	1.8%
Operating and acquisition expenses	62.2	77.2	73.3	69.5	74.5	19.8%	207.3	217.3	4.8%
Total Operating Expenses	162.9	178.3	174.0	171.9	177.6	9.0%	508.0	523.5	3.1%

Income from operations before Federal income taxes	75.8	62.9	75.2	77.0	67.5	-10.9%	198.3	219.7	10.8%
Federal income taxes	22.4	17.7	22.7	22.7	15.0	-33.0%	56.4	60.4	7.1%

Income from Operations	$53.4	$45.2	$52.5	$54.3	$52.5	-1.7%	$141.9	$159.3	12.3%

Effective tax rate	29.5%	28.2%	30.2%	29.4%	22.3%		28.4%	27.5%

Average equity	$909.9	$939.1	$1,006.4	$985.3	$945.7		$894.3	$979.1
Return on average equity	23.5%	19.3%	20.9%	22.0%	22.2%		21.2%	21.7%
Basis points on average account values	73	60	67	69	66		66	67

Operating and Acquisition Expenses
Commissions	$26.4	$25.1	$26.2	$22.2	$23.4	-11.4%	$77.8	$71.8	-7.7%
General and administrative expenses	60.6	57.4	49.7	47.2	56.4	-6.9%	158.2	153.3	-3.1%
Taxes, licenses and fees	(0.8)	1.2	2.9	2.8	1.3	NM	6.5	7.1	9.2%
Total commissions and expenses incurred	86.2	83.7	78.8	72.3	81.1	-5.9%	242.5	232.2	-4.2%
Less: commissions and expenses capitalized	(24.5)	(24.4)	(25.5)	(22.6)	(21.5)	12.2%	(72.9)	(69.6)	4.5%
Amortization of DAC and VOBA	0.5	17.9	20.0	19.8	14.9	NM	37.7	54.7	45.1%

Net Operating and Acquisition Expenses	$62.2	$77.2	$73.3	$69.5	$74.5	19.8%	$207.3	$217.3	4.8%

General and administrative expenses - basis
points on account values - Annualized (1)	83	77	64	60	71	(11)	74	65	(9)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$332.0	$420.1	$454.9	$517.2	$564.0		$304.1	$454.9
Deferral	24.5	24.4	25.5	22.6	21.5		72.9	69.6
Amortization	(0.5)	(17.9)	(20.0)	(19.8)	(14.9)		(37.7)	(54.8)
Included in Total Operating Expenses	24.1	6.6	5.5	2.7	6.6		35.2	14.8
Adjustment related to realized (gains) losses
on available-for-sale securities	(3.7)	(3.9)	(4.4)	(6.1)	(2.0)		(12.9)	(12.6)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	67.7	32.1	61.2	50.2	(64.8)		93.7	46.7
Business acquired	-	-	-	-	-		-	-
Other	-	-	-	-	-		-	-
Balance at end of period	$420.1	$454.9	$517.2	$564.0	$503.8		$420.1	$503.8

(1)	Includes distribution costs.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 21

Employer Markets - Defined Contribution
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change

Fixed Annuities - Balance at Beginning of Period	$10.710	$10.686	$11.009	$11.033	$11.050	3.2%	$10.837	$11.009	1.6%
Gross deposits (1)	0.259	0.240	0.253	0.242	0.268	3.5%	0.843	0.763	-9.6%
Withdrawals & deaths	(0.330)	(0.342)	(0.328)	(0.345)	(0.426)	-29.1%	(1.120)	(1.100)	1.9%
Net flows	(0.071)	(0.103)	(0.075)	(0.103)	(0.159)	NM	(0.277)	(0.337)	-21.6%
Transfer from (to) variable annuities	(0.055)	0.318	0.014	0.030	0.049	NM	(0.174)	0.093	NM
Interest credited	0.102	0.108	0.085	0.090	0.121	18.6%	0.300	0.296	NM
Fixed Annuities - Balance at End of Period (2)	$10.686	$11.009	$11.033	$11.050	$11.061	3.5%	$10.686	$11.061	3.5%

Variable Annuities - Balance at Beginning of Period	$14.648	$15.293	$15.692	$16.454	$16.144	10.2%	$14.576	$15.692	7.7%
Gross deposits (1)	0.553	0.616	0.669	0.714	0.583	5.4%	1.638	1.966	20.1%
Withdrawals & deaths	(0.548)	(0.553)	(0.676)	(0.647)	(0.565)	-3.1%	(1.557)	(1.888)	-21.2%
Net flows	0.005	0.062	(0.006)	0.067	0.018	260.0%	0.081	0.079	-2.9%
Transfer from (to) fixed annuities	(0.025)	(0.011)	(0.015)	(0.032)	(0.046)	-84.0%	(0.121)	(0.093)	23.2%
Investment increase & change in market value	0.665	0.348	0.783	(0.345)	0.414	-37.7%	0.757	0.852	12.6%
Variable Annuities - Balance at End of Period (3)	$15.293	$15.692	$16.454	$16.144	$16.530	8.1%	$15.293	$16.530	8.1%

Total Annuities - Balance at Beginning of Period	$25.358	$25.979	$26.701	$27.487	$27.194	7.2%	$25.413	$26.701	5.1%
Gross Deposits (1)	0.812	0.856	0.923	0.955	0.851	4.8%	2.481	2.729	10.0%
Withdrawals & deaths	(0.878)	(0.896)	(1.004)	(0.992)	(0.992)	-13.0%	(2.677)	(2.987)	-11.6%
Net flows	(0.066)	(0.040)	(0.081)	(0.036)	(0.141)	NM	(0.196)	(0.258)	-31.7%
Transfers	(0.080)	0.306	(0.001)	(0.002)	0.003	NM	(0.295)	0.001	NM
Interest credited & change in market value	0.766	0.456	0.867	(0.255)	0.535	-30.2%	1.057	1.147	8.6%
Total Annuities - Balance at End of Period	$25.979	$26.701	$27.487	$27.194	$27.591	6.2%	$25.979	$27.591	6.2%

Alliance Mutual Funds - Balance at Beginning of Period	$3.432	$3.672	$3.772	$4.248	$4.330	26.2%	$2.861	$3.772	31.8%
Plan/Participant Rollovers	0.036	0.063	0.125	0.021	0.021	-41.7%	0.359	0.167	-53.6%
Additional contributions	0.164	0.160	0.193	0.183	0.214	30.5%	0.484	0.590	21.9%
Gross deposits	0.200	0.223	0.318	0.204	0.235	17.5%	0.843	0.757	-10.3%
Withdrawals & deaths	(0.107)	(0.208)	(0.056)	(0.054)	(0.057)	46.7%	(0.202)	(0.167)	17.1%
Net flows	0.093	0.014	0.262	0.150	0.178	91.4%	0.641	0.589	-8.1%
Transfers	(0.000)	(0.003)	0.005	-	(0.015)	NM	(0.004)	(0.009)	NM
Interest credited & change in market value	0.147	0.088	0.209	(0.068)	0.143	-2.7%	0.174	0.284	63.1%
Total Alliance Mutual Funds - Balance at End of Period (4)	$3.672	$3.772	$4.248	$4.330	$4.636	26.3%	$3.672	$4.636	26.2%

Total Retirement Products Segment Account Values-
including Alliance Mutual Funds
Balance at Beginning of Period	$28.790	$29.651	$30.473	$31.735	$31.524	9.5%	$28.274	$30.473	7.8%
Gross deposits (1)	1.012	1.078	1.241	1.159	1.086	7.3%	3.324	3.486	4.9%
Withdrawals & deaths	(0.984)	(1.104)	(1.060)	(1.045)	(1.049)	-6.6%	(2.879)	(3.155)	-9.6%
Net flows	0.028	(0.026)	0.181	0.114	0.037	32.1%	0.445	0.331	-25.6%
Transfers	(0.080)	0.304	0.005	(0.002)	(0.012)	85.0%	(0.299)	(0.009)	NM
Interest credited & change in market value	0.914	0.544	1.077	(0.322)	0.677	-25.9%	1.231	1.431	16.3%
Total Retirement Products Segment Account Values-
Balance at End of Period	$29.651	$30.473	$31.735	$31.524	$32.227	8.7%	$29.651	$32.227	8.7%

Variable Annuities Under Agreement - Included above	0.019	0.019	0.018	0.017	0.017	-10.5%	0.019	0.017	-10.5%

Incremental Deposits (5) :
Fixed Annuities	$0.243	$0.200	$0.254	$0.226	$0.253	4.1%	$0.821	$0.733	-10.7%
Variable Annuities	0.553	0.614	0.654	0.709	0.576	4.2%	1.631	1.939	18.9%
Total Annuities Incremental Deposits	0.796	0.814	0.908	0.935	0.829	4.1%	2.452	2.672	9.0%
Total Alliance Mutual Funds Incremental Deposits	0.200	0.223	0.318	0.204	0.235	17.5%	0.843	0.757	-10.2%
Total Retirement Products Incremental Deposits	$0.996	$1.036	$1.226	$1.139	$1.064	6.8%	$3.295	$3.429	4.1%

Note: Certain reclassifications have been made to properly distinguish between fixed and variable products.

(1)
Gross deposits for the second quarter and first nine months of 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2)	Includes Fixed Annuity products offered under the Alliance mutual funds and the fixed portion of variable annuities.
(3)	Excludes the fixed portion of variable annuities.
(4)	Represents amounts attributable to Alliance mutual fund net flows. Alliance mutual fund account values are not included in the separate accounts reported on our balance sheet.
(5)	Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 22

Employer Markets - Defined Contribution
Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits (1)	$0.126	$0.152	$0.135	$0.121	$0.157	24.6%	$0.412	$0.413	0.2%
Withdrawals	(0.175)	(0.190)	(0.108)	(0.114)	(0.162)	7.4%	(0.489)	(0.383)	21.7%
Net Flows	$(0.048)	$(0.039)	$0.027	$0.008	$(0.005)	89.6%	$(0.077)	$0.030	NM

Fixed Contract Account Values	$4.758	$4.654	$4.690	$4.717	$4.758	-	$4.758	$4.758	-

Fixed Portion of Variable Contracts
Deposits	$0.133	$0.088	$0.118	$0.120	$0.111	-16.5%	$0.432	$0.350	-19.0%
Withdrawals	(0.155)	(0.152)	(0.220)	(0.231)	(0.265)	-71.0%	(0.632)	(0.716)	-13.3%
Net Flows	$(0.022)	$(0.064)	$(0.102)	$(0.111)	$(0.154)	NM	$(0.200)	$(0.366)	-83.0%

Fixed Portion of Variable Contract Account Values	$5.928	$6.355	$6.343	$6.333	$6.303	6.3%	$5.928	$6.303	6.3%

Variable Annuities - including fixed portion of variable contracts
Deposits (1)	$0.685	$0.704	$0.788	$0.834	$0.694	1.3%	$2.070	$2.316	11.9%
Withdrawals	(0.703)	(0.705)	(0.896)	(0.878)	(0.830)	-18.1%	(2.189)	(2.604)	-19.0%
Net Flows	$(0.017)	$(0.002)	$(0.108)	$(0.044)	$(0.136)	NM	$(0.119)	$(0.288)	NM

Variable Contract Account Values	$21.221	$22.047	$22.797	$22.477	$22.833	7.6%	$21.221	$22.833	7.6%

Average Daily Variable Annuity Account Values	$15.087	$15.323	$16.177	$16.270	$16.116	6.8%	$14.601	$16.188	10.9%

Total Annuity based Retirement Plan Product Spread Information (2)						Change			Change
						(Basis Point)			(Basis Point)
Net investment income (3)	6.25%	6.36%	6.34%	6.31%	6.36%	11	6.26%	6.34%	8
Interest credited to policyholders	3.67%	3.67%	3.66%	3.73%	3.74%	7	3.68%	3.71%	3
Spread (3)	2.58%	2.69%	2.68%	2.58%	2.62%	4	2.58%	2.63%	5

Note: Certain reclassifications have been made to properly distinguish between fixed and variable products.

(1)
Gross deposits for the second quarter and first nine months of 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2)
For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values.

(3)
The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 14 bps in the 3rd quarter of 2006, 12 bps in the 2nd quarter of 2006, 15 bps in the 1st quarter of 2006, 17 bps in the 4th quarter of 2005 and 7 bps in the 3rd quarter of 2005.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 23

Employer Markets - Executive Benefits
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$7.4	$0.7	$1.1	$0.0	$0.3	-95.9%	$7.9	$1.4	-82.3%
Surrender charges	(0.1)	0.0	0.0	0.0	0.0	NM	(0.4)	0.0	NM
Mortality assessments	2.0	2.5	2.8	8.5	7.2	260.0%	6.3	18.5	193.7%
Expense assessments	3.7	6.1	3.3	4.9	4.5	21.6%	12.5	12.6	0.8%
Net investment income	45.1	51.0	48.7	86.5	91.0	101.8%	135.7	226.1	66.6%
Other revenue and fees	1.3	1.3	1.4	1.3	1.3		3.8	4.0	5.3%
Total Operating Revenue	59.4	61.6	57.2	101.2	104.3	75.6%	165.8	262.7	58.4%

Operating Expenses
Insurance benefits	39.9	31.2	32.8	30.4	35.6	-10.8%	102.5	98.8	-3.6%
Interest credited to contractholder funds	10.4	9.5	9.3	40.2	39.9	283.7%	29.4	89.4	204.1%
Operating and acquisition expenses	6.4	7.3	4.6	7.2	11.7	82.8%	21.9	23.4	6.8%
Total Operating Expenses	56.8	48.0	46.7	77.7	87.2	53.5%	153.7	211.5	37.6%

Income from operations before Federal income taxes	2.7	13.6	10.5	23.5	17.1	NM	12.1	51.1	NM

Federal income taxes	0.2	4.1	3.0	7.3	4.3	NM	2.0	14.6	NM

Income from Operations	$2.5	$9.5	$7.5	$16.2	$12.8	NM	$10.1	$36.5	261.4%

Effective tax rate	7.6%	30.0%	28.5%	31.0%	25.2%		16.3%	28.5%

Average equity	$283.1	$321.8	$334.5	$524.8	$519.8		$289.6	$459.7
Return on average equity	3.5%	11.8%	9.0%	12.4%	9.8%		4.7%	10.6%

Operating and Acquisition Expenses
Commissions	$6.7	$5.1	$5.1	$8.1	$7.1	6.0%	$16.9	$20.3	20.1%
General and administrative expenses	5.8	5.0	3.7	2.8	6.2	6.9%	14.0	12.6	-10.0%
Taxes, licenses and fees	1.5	1.0	1.1	1.3	1.4	-6.7%	3.4	3.7	8.8%
Total commissions and expenses incurred	14.0	11.1	9.9	12.2	14.6	4.3%	34.3	36.7	7.0%
Less: commissions and expenses capitalized	(7.3)	(5.1)	(5.7)	(8.0)	(6.7)	8.2%	(18.0)	(20.4)	-13.3%
Amortization of DAC and VOBA	(0.3)	1.3	0.3	2.9	3.8	NM	5.6	7.0	25.0%

Net Operating and Acquisition Expenses	$6.4	$7.3	$4.5	$7.2	$11.7	82.8%	$21.9	$23.3	6.4%

General and administrative expenses - basis
points on account values - Annualized (1)	189	155	109	26	58	(131)	156	52	(104)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$102.2	$109.8	$113.6	$119.0	$274.1		$97.3	$113.6
Deferral	7.3	5.1	5.7	8.0	6.7		18.0	20.4
Amortization	0.3	(1.3)	(0.3)	(2.9)	(3.8)		(5.6)	(7.0)
Included in Total Operating Expenses	7.6	3.8	5.4	5.1	2.9		12.5	13.4
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	-	(0.7)		-	(0.7)
Adjustment related to unrealized (gains)
losses on available-for-sale securities	-	-	-	7.6	(18.3)		0.0	(10.8)
Business acquired	-	-	-	142.5	-		-	142.5
Other	(0.0)	(0.0)	0.0	-	-		(0.0)	0.0
Balance at end of period	$109.8	$113.6	$119.0	$274.1	$258.0		$109.8	$258.0

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$15.6	$16.9	$17.9	$18.9	$19.7		$15.5	$17.9
Deferral	1.0	1.2	1.0	1.0	0.9		2.7	2.9
Amortization	0.4	(0.3)	(0.0)	(0.2)	(0.3)		(1.3)	(0.5)
Included in Income from Operations	1.3	0.9	1.0	0.8	0.6		1.4	2.4
Balance at end of period	$16.9	$17.9	$18.9	$19.7	$20.3		$16.9	$20.3

(1)	Includes distribution costs.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 24

Employer Markets - Executive Benefits
Account Value Roll Forward and Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
COLI/BOLI- Balance Beginning-of-Period	$ 1.194	$ 1.256	$ 1.318	$ 1.387	$ 4.228	254.1%	$ 1.122	$ 1.318	17.5%
Business acquired	-	-	-	2.795	-	NM	-	2.795	NM
Deposits	0.057	0.052	0.047	0.077	0.058	1.8%	0.158	0.182	15.2%
Withdrawals & deaths	(0.015)	(0.002)	(0.007)	(0.042)	(0.069)	NM	(0.046)	(0.118)	NM
Net flows	0.042	0.049	0.039	0.035	(0.011)	NM	0.112	0.064	-42.9%
Policyholder assessments	(0.008)	(0.011)	(0.009)	(0.017)	(0.016)	-100.0%	(0.025)	(0.041)	-64.0%
Interest credited and change in market value	0.028	0.023	0.038	0.028	0.051	82.1%	0.046	0.117	154.3%
COLI/BOLI-Balance End-of-Period	$1.256	$1.318	$1.387	$4.228	$4.252	238.5%	$1.256	$4.252	238.5%

COLI/BOLI In-Force	$7.506	$7.729	$7.979	$15.373	$15.342	104.4%	$7.506	$15.342	104.4%

Run Off Institutional Pensions Account Values -
Balance at End of Period	$2.877	$2.737	$2.753	$2.707	$2.711	-5.8%	$2.877	$2.711	-5.8%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 25

Employer Markets - Group Protection
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$-	$-	$-	$328.9	$304.1	NM	$-	$633.1	NM
Net investment income	-	-	-	25.1	27.1	NM	-	52.2	NM
Other revenue and fees	-	-	-	0.8	0.9	NM	-	1.7	NM
Total Operating Revenue	-	-	-	354.9	332.1	NM	-	687.0	NM

Operating Expenses
Insurance benefits	-	-	-	226.0	213.3	NM	-	439.3	NM
Operating and acquisition expenses	-	-	-	72.0	74.6	NM	-	146.6	NM
Total Operating Expenses	-	-	-	297.9	287.9	NM	-	585.9	NM

Income from operations before Federal income taxes	-	-	-	56.9	44.2	NM	-	101.2	NM

Federal income taxes	-	-	-	19.9	15.5	NM	-	35.4	NM

Income from Operations	$-	$-	$-	$37.0	$28.8	NM	$-	$65.8	NM

Effective tax rate				35.0%	35.0%			35.0%

Average equity				$861.0	$896.8			$878.9
Return on average equity				17.2%	12.8%			15.0%

Operating and Acquisition Expenses
Commissions	$-	$-	$-	$37.3	$36.0	NM	$-	$73.3	NM
General and administrative expenses	-	-	-	31.9	35.5	NM	-	67.4	NM
Taxes, licenses and fees	-	-	-	8.0	7.8	NM	-	15.8	NM
Total commissions and expenses incurred	-	-	-	77.1	79.3	NM	-	156.4	NM
Less commissions and expenses capitalized	-	-	-	(11.2)	(11.3)	NM	-	(22.5)	NM
Amortization of DAC and VOBA	-	-	-	6.0	6.6	NM	-	12.6	NM

Net Operating and Acquisition Expenses	$-	$-	$-	$72.0	$74.6	NM	$-	$146.6	NM

General and administrative expenses as a
percentage of premiums	-	-	-	9.7%	11.7%	NM	-	10.6%	NM

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$-	$-	$-	$-	$121.4		$-	$-
Deferral	-	-	-	11.2	11.3		-	22.5
Amortization	-	-	-	(6.0)	(6.6)		-	(12.6)
Included in Total Operating Expenses	-	-	-	5.2	4.7		-	9.9
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	-	-		-	-
Adjustment related to unrealized (gains) losses
on available-for-sale securities	-	-	-	-	-		-	-
Business acquired	-	-	-	116.2	-		-	116.2
Other	-	-	-	-	-		-	-
Balance at end of period	$-	$-	$-	$121.4	$126.1		$-	$126.1

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 26

Employer Markets - Group Protection
Supplemental Data
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change

Annualized Sales
Life	$-	$-	$-	$15.3	$19.4	NM	$-	$34.7	NM
Disability	-	-	-	22.9	24.7	NM	-	47.6	NM
Dental	-	-	-	7.1	6.1	NM	-	13.2	NM

Premiums:
Life	$-	$-	$-	$111.6	$109.9	NM	$-	$221.5	NM
Disability	-	-	-	134.0	134.8	NM	-	268.8	NM
Dental	-	-	-	31.4	31.7	NM	-	63.1	NM
Other	-	-	-	51.9	27.8	NM	-	79.7	NM

Total	$-	$-	$-	$328.9	$304.1	NM	$-	$633.0	NM

Product Line Results:
Life	$-	$-	$-	$13.5	$9.8	NM	$-	$23.3	NM
Disability	-	-	-	21.1	16.1	NM	-	37.2	NM
Dental	-	-	-	1.4	2.2	NM	-	3.6	NM
Other	-	-	-	1.0	0.7	NM	-	1.7	NM

Total	$-	$-	$-	$37.0	$28.8	NM	$-	$65.8	NM

Loss Ratios:
Life	-	-	-	67.8%	72.3%	NM	-	70.1%	NM
Disability	-	-	-	59.4%	64.5%	NM	-	61.9%	NM
Dental	-	-	-	76.3%	71.7%	NM	-	73.9%	NM

Combined loss ratios	-	-	-	64.7%	68.4%	NM	-	66.6%	NM

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 27

Investment Management
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Investment advisory fees - External	$67.9	$70.9	$77.8	$81.2	$82.4	21.4%	$184.9	$241.4	30.6%
Investment advisory fees - Insurance-related	24.9	24.5	25.1	23.5	23.7	-4.8%	74.3	72.3	-2.7%
Other revenue and fees	30.4	32.5	36.7	30.0	34.3	12.8%	88.1	101.0	14.6%
Operating Revenue	123.2	127.9	139.6	134.7	140.4	14.0%	347.4	414.6	19.3%

Operating Expenses
Operating and administrative expenses	115.0	114.4	116.1	116.4	120.3	4.6%	334.6	352.7	5.4%
Total Operating Expenses	115.0	114.4	116.1	116.4	120.3	4.6%	334.6	352.7	5.4%

Income (Loss) from operations before Federal income taxes	8.2	13.5	23.5	18.3	20.1	145.1%	12.8	61.9	NM

Federal income taxes	3.4	4.6	8.2	6.3	6.7	97.1%	4.9	21.2	NM

Income (Loss) from Operations	$4.8	$8.9	$15.3	$12.0	$13.4	179.2%	$7.9	$40.8	NM

Effective tax rate	41.5%	34.1%	34.9%	34.4%	33.1%		38.3%	34.2%

Operating and Acquisition Expenses
General and administrative expenses	$99.0	$97.8	$96.1	$99.4	$104.2	5.3%	$287.1	$299.7	4.4%
Depreciation and amortization	1.7	2.0	2.2	2.4	2.2	29.4%	6.7	6.8	1.5%
Sub-advisory fees	9.8	10.1	11.0	10.6	9.8		27.1	31.4	15.9%
Total general and administrative expenses	110.5	109.9	109.3	112.4	116.2	5.2%	321.0	337.9	5.3%
Taxes, licenses and fees	2.5	2.6	4.8	2.4	2.7	8.0%	7.8	9.9	26.9%
Amortization of intangibles	2.0	2.0	2.0	1.6	1.4	-30.0%	5.8	5.0	-13.8%
Total expenses incurred	$115.0	$114.4	$116.1	$116.4	$120.3	4.6%	$334.6	$352.7	5.4%

General and administrative expenses -
basis points on assets under
management - Annualized (1)	35	33	31	28	27	(8)	36	29	(7)

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 28

Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change

Retail Fixed - Balance-Beginning-of-Period	$9.095	$9.371	$9.625	$9.761	$10.007	10.0%	$8.457	$9.625	13.8%
Sales (1)	0.942	0.965	0.951	1.034	0.981	4.1%	2.753	2.965	7.7%
Redemptions	(0.664)	(0.779)	(0.805)	(0.824)	(0.810)	-22.0%	(1.985)	(2.440)	-22.9%
Transfers	0.023	0.026	(0.056)	0.030	0.012	-47.8%	(0.015)	(0.014)	6.7%
Net Flows	0.301	0.212	0.089	0.240	0.183	-39.2%	0.753	0.512	-32.0%
Net investment gains and change in market value	(0.025)	0.043	0.046	0.007	0.332	NM	0.160	0.384	140.0%
Balance at End-of-Period	$9.371	$9.625	$9.761	$10.007	$10.522	12.3%	$9.371	$10.522	12.3%

Retail Equity - Balance-Beginning-of-Period	$27.725	$30.988	$32.732	$36.500	$36.035	30.0%	$24.278	$32.732	34.8%
Sales (1)	2.630	2.664	3.069	2.249	1.516	-42.4%	8.719	6.834	-21.6%
Redemptions	(1.186)	(1.700)	(1.840)	(2.134)	(1.984)	-67.3%	(4.007)	(5.958)	-48.7%
Transfers	(0.025)	(0.027)	(0.013)	(0.032)	(0.016)	36.0%	(0.171)	(0.061)	64.3%
Net Flows	1.419	0.936	1.216	0.082	(0.483)	NM	4.541	0.815	-82.1%
Net investment gains and change in market value	1.844	0.807	2.552	(0.547)	1.402	-24.0%	2.170	3.408	57.1%
Balance at End-of-Period	$30.988	$32.732	$36.500	$36.035	$36.954	19.3%	$30.988	$36.954	19.3%

Total Retail - Balance-Beginning-of-Period	$36.820	$40.359	$42.357	$46.261	$46.042	25.0%	$32.735	$42.357	29.4%
Retail sales-Annuities	0.642	0.713	0.885	0.869	0.960	49.5%	2.056	2.715	32.1%
Retail sales-Mutual Funds	1.331	1.657	1.329	1.370	1.151	-13.5%	4.338	3.849	-11.3%
Retail sales-Managed Accounts & Other	1.599	1.260	1.806	1.043	0.386	-75.9%	5.079	3.235	-36.3%
Total Retail Sales	3.572	3.629	4.019	3.282	2.497	-30.1%	11.472	9.799	-14.6%
Redemptions	(1.850)	(2.479)	(2.645)	(2.959)	(2.794)	-51.0%	(5.993)	(8.398)	-40.1%
Transfers	(0.002)	(0.002)	(0.069)	(0.002)	(0.003)	-50.0%	(0.186)	(0.074)	60.2%
Net Flows	1.720	1.148	1.305	0.322	(0.300)	NM	5.294	1.327	-74.9%
Net investment gains and change in market value	1.819	0.850	2.598	(0.540)	1.733	-4.7%	2.330	3.792	62.7%
Balance at End-of-Period	$40.359	$42.357	$46.261	$46.042	$47.476	17.6%	$40.359	$47.476	17.6%

Institutional Fixed - Balance-Beginning-of-Period	$13.403	$13.964	$14.699	$17.262	$18.154	35.4%	$11.547	$14.699	27.3%
Inflows (1)	1.036	1.175	3.080	1.634	1.133	9.4%	4.038	5.847	44.8%
Withdrawals/terminations	(0.393)	(0.483)	(0.447)	(0.750)	(0.516)	-31.3%	(1.726)	(1.713)	0.8%
Transfers	0.001	(0.001)	0.002	0.008	(0.002)	NM	(0.005)	0.009	NM
Net Flows	0.643	0.691	2.636	0.892	0.615	-4.4%	2.307	4.143	79.6%
Net investment gains and change in market value	(0.083)	0.044	(0.074)	0.001	0.618	NM	0.109	0.545	NM
Balance at End-of-Period	$13.964	$14.699	$17.262	$18.154	$19.387	38.8%	$13.964	$19.387	38.8%

Institutional Equity - Balance-Beginning-of-Period	$16.627	$18.951	$20.576	$22.906	$21.729	30.7%	$12.849	$20.576	60.1%
Inflows (1)	2.131	3.658	1.964	1.130	1.274	-40.2%	7.431	4.367	-41.2%
Withdrawals/terminations	(0.948)	(2.617)	(1.008)	(1.327)	(0.844)	11.0%	(2.550)	(3.179)	-24.7%
Transfers	(0.000)	0.001	0.000	(0.008)	0.001	NM	(0.143)	(0.007)	95.1%
Net Flows	1.182	1.041	0.956	(0.205)	0.431	-63.5%	4.738	1.182	-75.1%
Net investment gains and change in market value	1.141	0.584	1.373	(0.971)	0.489	-57.1%	1.364	0.890	-34.8%
Balance at End-of-Period	$18.951	$20.576	$22.906	$21.729	$22.649	19.5%	$18.951	$22.649	19.5%

Total Institutional - Balance-Beginning-of-Period	$30.031	$32.915	$35.276	$40.167	$39.883	32.8%	$24.396	$35.276	44.6%
Inflows	3.166	4.833	5.044	2.764	2.406	-24.0%	11.469	10.214	-10.9%
Withdrawals/terminations	(1.342)	(3.100)	(1.454)	(2.078)	(1.360)	-1.3%	(4.276)	(4.892)	-14.4%
Transfers	0.000	(0.001)	0.003	0.000	(0.000)	NM	(0.148)	0.002	NM
Net Flows	1.825	1.733	3.592	0.687	1.046	-42.7%	7.045	5.324	-24.4%
Net investment gains and change in market value	1.058	0.629	1.299	(0.971)	1.107	4.6%	1.473	1.435	-2.6%
Balance at End-of-Period	$32.915	$35.276	$40.167	$39.883	$42.035	27.7%	$32.915	$42.035	27.7%

Total Retail and Institutional - At End-of-Period	$73.274	$77.633	$86.428	$85.926	$89.511	22.2%	$73.274	$89.511	22.2%

General Account Assets-End-of-Period (2)	$43.095	$43.086	$41.995	$65.637	$67.410	56.4%	$43.095	$67.410	56.4%

Total Assets Under Management
At End-of-Period	$116.369	$120.719	$128.423	$151.563	$156.921	34.8%	$116.369	$156.921	34.8%

Total Retail and Institutional - Net Flows	$3.546	$2.881	$4.898	$1.008	$0.745	-79.0%	$12.339	$6.651	-46.1%

Subadvised Assets, included in Assets
Under Management above
Retail	$14.319	$15.388	$17.320	$16.899	$16.421	14.7%	$14.319	$16.421	14.7%
Institutional	4.986	5.114	5.608	4.593	4.560	-8.5%	4.986	4.560	-8.5%
Total Subadvised Assets	$19.305	$20.503	$22.928	$21.491	$20.982	8.7%	$19.305	$20.982	8.7%

(1)	Sales and in-flows include dividend reinvestments.
(2)	Balance at June 30, 2006 includes $26.1 billion of assets acquired due to the merger with Jefferson Pilot.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 29

Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$16.9	$15.4	$16.6	$19.9	$21.1	24.9%	$47.9	$57.6	20.3%
Mortality assessments	9.0	7.3	7.8	8.9	8.7	-3.3%	27.4	25.4	-7.3%
Expense assessments	56.0	22.0	28.0	34.7	23.9	-57.3%	119.6	86.7	-27.5%
Net investment income	20.9	17.8	17.0	17.8	18.6	-11.0%	60.8	53.4	-12.2%
Other revenue and fees	-	-	0.1	-	-	NM	0.1	0.1
Total Operating Revenue	102.9	62.6	69.5	81.4	72.3	-29.7%	255.8	223.2	-12.7%

Operating Expenses
Insurance benefits	35.5	27.5	25.4	27.5	25.0	-29.6%	88.5	77.8	-12.1%
Operating and acquisition expenses	52.7	14.3	27.6	38.9	34.5	-34.5%	121.4	100.9	-16.9%
Total Operating Expenses	88.2	41.8	53.0	66.3	59.5	-32.5%	210.0	178.8	-14.9%

Income from operations before Federal income taxes	14.7	20.8	16.5	15.1	12.8	-12.9%	45.9	44.4	-3.3%

Federal income taxes	5.1	7.2	5.8	5.2	4.5	-11.8%	16.1	15.5	-3.7%

Income from Operations	$9.6	$13.6	$10.7	$9.9	$8.3	-13.5%	$29.7	$28.9	-2.7%

Effective tax rate on
Income from Operations	34.8%	34.7%	35.1%	34.4%	35.2%		35.1%	34.9%

Average equity	$452.7	$447.8	$427.0	$417.8	$406.0		$446.4	$416.9
Return on average equity	8.4%	12.1%	10.0%	9.5%	8.2%		8.9%	9.3%

Operating and Acquisition Expenses

Commissions	$0.9	$0.1	$0.9	$1.1	$1.4	55.6%	$2.2	$3.4	54.5%
General and administrative expenses	24.9	24.2	22.7	23.9	25.1	0.8%	74.1	71.6	-3.4%
Total commissions and expenses incurred	25.8	24.3	23.6	25.0	26.4	2.3%	76.3	75.0	-1.7%
Less: commissions and expenses capitalized	(0.7)	(0.7)	(0.5)	(0.1)	(0.6)	14.3%	(2.1)	(1.2)	42.9%
Amortization of DAC and VOBA	27.5	(9.3)	4.5	13.9	8.7	-68.4%	47.2	27.1	-42.6%
									NM
Net Operating and Acquisition Expenses	$52.7	$14.3	$27.6	$38.9	$34.5	-34.5%	$121.4	$100.9	-16.9%

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$792.4	$753.5	$743.4	$747.2	$781.7		$867.0	$743.4
Deferral	0.7	0.7	0.5	0.1	0.6		2.1	1.2
Amortization	(27.5)	9.3	(4.5)	(13.9)	(8.7)		(47.2)	(27.1)
Included in Total Benefits and Expenses	(26.8)	10.0	(4.0)	(13.8)	(8.0)		(45.1)	(25.9)
Foreign currency translation adjustment	(12.1)	(20.0)	7.7	48.3	9.7		(68.5)	65.8
Balance at end of period	$753.5	$743.4	$747.2	$781.7	$783.4		$753.5	$783.4

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$399.8	$365.8	$363.1	$364.5	$381.2		$437.5	$363.1
Deferral	0.9	0.7	1.0	0.8	0.8		3.5	2.6
Amortization	(29.0)	6.0	(3.4)	(7.6)	6.1		(40.8)	(5.0)
Included in Income from Operations	(28.1)	6.7	(2.4)	(6.9)	6.9		(37.3)	(2.3)
Foreign currency translation adjustment	(5.9)	(9.5)	3.8	23.6	4.7		(34.4)	32.0
Balance at end of period	$365.8	$363.1	$364.5	$381.2	$392.8		$365.8	$392.8

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 30

Lincoln UK
Operational Data
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change

Unit Linked Assets
Balance-Beg-of-Period	$6.903	$7.180	$7.320	$7.754	$7.857	13.8%	$7.186	$7.320	1.9%

Deposits	0.088	0.156	0.069	0.073	0.105	19.3%	0.233	0.247	6.0%
Withdrawals (including charges) and Deaths	(0.192)	(0.178)	(0.186)	(0.201)	(0.218)	-13.5%	(0.550)	(0.606)	-10.2%
Net Flows	(0.104)	(0.023)	(0.118)	(0.128)	(0.113)	-8.7%	(0.316)	(0.359)	-13.6%
Investment income and change in market value	0.492	0.347	0.479	(0.267)	0.275	-44.1%	0.896	0.487	-45.6%
Foreign Currency Adjustment	(0.111)	(0.184)	0.072	0.500	0.098	NM	(0.586)	0.670	NM
Unit Linked Assets - End-of-Period	$7.180	$7.320	$7.754	$7.857	$8.118	13.1%	$7.180	$8.118	13.1%

Individual Life In-force	$18.175	$17.521	$17.744	$18.289	$18.464	1.6%	$18.175	$18.464	1.6%

Exchange Rate - Dollars to Pounds
For-the-Period	1.779	1.747	1.754	1.829	1.878	5.6%	1.846	1.820	-1.4%
End-of-Period	1.764	1.719	1.737	1.849	1.872	6.1%	1.764	1.872	6.1%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 31

Lincoln Financial Media
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Operating Results
Communications revenues, net	$-	$-	$-	$57.5	$59.8	NM	$-	$117.3	NM
Cost of sales	-	-	-	7.6	10.3	NM	-	17.9	NM
Operating expenses	-	-	-	22.2	21.0	NM	-	43.3	NM
Station operating income	-	-	-	27.7	28.5	NM	-	56.1	NM
Depreciation and amortization	-	-	-	6.0	2.7	NM	-	8.7	NM
General and administrative expenses	-	-	-	1.8	1.4	NM	-	3.2	NM
Taxes, licenses and fees	-	-	-	-	1.5	NM	-	1.5	NM
Net interest expense and other	-	-	-	0.3	0.3	NM	-	0.6	NM

Income from operations before Federal income taxes	-	-	-	19.6	22.6	NM	-	42.2	NM

Federal income taxes	-	-	-	7.7	8.0	NM	-	15.7	NM

Income from Operations	$-	$-	$-	$11.9	$14.6	NM	$-	$26.5	NM

Effective tax rate on
Income from Operations				39.3%	35.4%			37.2%

Other Operations (1)
Unaudited [Millions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change

Operating Revenue
Earnings on investments & other income	$27.0	$10.0	$12.9	$48.8	$32.7	21.1%	$89.5	$94.4	5.5%
Amortization of deferred gain on
indemnity reinsurance (2)	18.9	18.9	18.8	18.8	18.8	-0.5%	56.8	56.3	-0.9%
Total Operating Revenue	45.9	28.9	31.7	67.6	51.4	12.0%	146.3	150.7	3.0%

Operating Expenses
Interest on debt	21.4	21.8	21.5	64.3	66.7	211.7%	65.4	152.5	133.2%
Operating expenses	28.5	12.8	12.2	46.3	12.1	-57.5%	85.4	70.6	-17.3%
Total Operating Expenses	49.9	34.6	33.7	110.6	78.8	57.9%	150.8	223.1	47.9%

Income (loss) from operations before Federal income taxes	(4.0)	(5.7)	(2.0)	(43.1)	(27.4)	NM	(4.4)	(72.4)	NM

Federal income taxes (3)	(16.3)	(15.4)	(2.2)	(17.0)	(15.9)	2.5%	(49.2)	(35.0)	28.9%

Income (loss) from Operations	$12.2	$9.6	$0.1	$(26.1)	$(11.5)	NM	$44.7	$(37.4)	NM

(1)	Includes eliminations of intercompany transactions.
(2)	Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.
(3)
Includes a reduction of the valuation allowance on the deferred tax asset of our foreign life reinsurance subsidiary of $5.7 million in the 1st quarter of 2005, $23.5 million in the 2nd quarter of 2005, $13.3 million in the 3rd quarter of 2005, $4.3 million in the 4th quarter of 2005, $46.8 million for the full year 2005

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 32

Consolidated Domestic Deposits/Account Balances
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
	2005	2005	2006	2006	2006	Change	2005	2006	Change
Deposits - For the Period
Individual Markets - Fixed Annuities	$0.494	$0.486	$0.471	$0.872	$1.062	115.0%	$1.501	$2.405	60.2%
Individual Markets - Variable Annuities	1.410	1.513	1.665	1.867	1.658	17.6%	4.026	5.191	28.9%
Individual Markets - Life Insurance	0.497	0.596	0.488	1.023	0.753	51.5%	1.435	2.264	57.8%
Employer Markets - Fixed Annuities	0.259	0.240	0.253	0.242	0.268	3.5%	0.843	0.763	-9.5%
Employer Markets - Variable Products (1)	0.752	0.839	0.987	0.918	0.818	8.8%	2.481	2.723	9.8%
Employer Markets - Executive Benefits	0.057	0.052	0.047	0.077	0.058	1.8%	0.158	0.182	15.2%
Inv Mgmt - Annuities	0.642	0.713	0.885	0.869	0.960	49.5%	2.056	2.715	32.1%
Inv Mgmt - Mutual Funds	1.331	1.657	1.329	1.370	1.151	-13.5%	4.338	3.849	-11.3%
Inv Mgmt - Managed Acct. & Other	1.599	1.260	1.806	1.043	0.386	-75.9%	5.079	3.235	-36.3%
Consolidating Adjustments	(0.624)	(0.617)	(0.481)	(0.773)	(0.817)	-30.9%	(1.818)	(2.071)	-13.9%
Total Gross Retail Deposits	6.417	6.737	7.449	7.509	6.297	-1.9%	20.098	21.255	5.8%

Inv Mgmt - Institutional	3.166	4.833	5.044	2.764	2.406	-24.0%	11.469	10.214	-10.9%
Consolidating Adjustments	(0.217)	(0.265)	(0.257)	(0.365)	(0.202)	6.9%	(0.765)	(0.824)	-7.7%
Total Gross Deposits	$9.366	$11.305	$12.236	$9.907	$8.501	-9.2%	$30.802	$30.645	-0.5%

Account Balances - End of Period
Individual Markets - Fixed Annuities	$9.117	$8.607	$8.362	$17.384	$16.894	85.3%	$9.117	$16.894	85.3%
Individual Markets - Variable Annuities	35.276	37.655	40.495	41.537	43.977	24.7%	35.276	43.977	24.7%
Individual Markets - Life Insurance	13.745	14.051	14.268	25.479	25.821	87.9%	13.745	25.821	87.9%
Employer Markets - Fixed Annuities	10.686	11.009	11.033	11.050	11.061	3.5%	10.686	11.061	3.5%
Employer Markets - Variable Products (1)	18.965	19.464	20.702	20.475	21.166	11.6%	18.965	21.166	11.6%
Employer Markets - Executive Benefits	1.256	1.318	1.387	4.228	4.252	238.5%	1.256	4.252	238.5%
Inv Mgmt - Annuities	13.022	13.287	13.998	13.577	14.129	8.5%	13.022	14.129	8.5%
Inv Mgmt - Mutual Funds	15.738	16.231	17.101	16.654	17.068	8.5%	15.738	17.068	8.5%
Inv Mgmt - Managed Acct. & Other	11.599	12.839	15.162	15.812	16.279	40.3%	11.599	16.279	40.3%
Consolidating Adjustments	(12.229)	(12.602)	(13.282)	(13.057)	(13.649)	-11.6%	(12.229)	(13.649)	-11.6%
Total Retail Account Balances	117.175	121.858	129.225	153.137	156.998	34.0%	117.175	156.998	34.0%

Inv Mgmt - Institutional	32.915	35.276	40.167	39.883	42.035	27.7%	32.915	42.035	27.7%
Consolidating Adjustments	(3.559)	(3.422)	(3.573)	(3.557)	(3.510)	1.4%	(3.559)	(3.510)	1.4%
Total Account Balances	$146.530	$153.712	$165.820	$189.464	$195.524	33.4%	$146.530	$195.524	33.4%

Total Domestic Net Flows
Unaudited [Billions of Dollars]

	Three Months Ended						Nine Months Ended
	Sept.	Dec.	March	June	Sept.	%	Sept.	Sept.	%
For the Period Ended	2005	2005	2006	2006	2006	Change	2005	2006	Change

Individual Markets - Life	$0.295	$0.400	$0.257	$0.548	$0.491	66.4%	$0.794	$1.296	63.2%
Individual Markets - Annuities	0.717	0.767	0.770	0.699	0.304	-57.6%	2.109	1.773	-15.9%
Employer Markets - Defined Contribution	0.028	(0.026)	0.181	0.114	0.037	32.1%	0.445	0.331	-25.6%
Employer Markets - Executive Benefits	0.042	0.049	0.039	0.035	(0.011)	NM	0.112	0.064	-42.9%
Investment Management - Retail	1.720	1.148	1.305	0.322	(0.300)	NM	5.294	1.327	-74.9%
Consolidating Adjustments	(0.053)	0.015	0.083	(0.009)	0.012	NM	0.036	0.086	138.9%
Total Retail Net Flows	2.749	2.354	2.635	1.709	0.532	-80.6%	8.790	4.876	-44.5%

Investment Management - Institutional	1.825	1.733	3.592	0.687	1.046	-42.7%	7.045	5.324	-24.4%
Consolidating Adjustments	(0.050)	0.198	(0.039)	(0.047)	0.139	NM	(0.075)	0.053	NM
Total Net Flows	$4.524	$4.285	$6.188	$2.349	$1.717	-62.0%	$15.760	$10.254	-34.9%

(1)	Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 33

Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

	As of
	Sept.	Dec.	March	June	Sept.	%
	2005	2005	2006	2006	2006	Change
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$34.325	$33.443	$32.893	$54.024	$55.825	62.6%
Equity securities - available for sale	0.152	0.145	0.176	0.579	0.662	NM
Trading securities	3.287	3.246	3.190	3.109	3.172	-3.5%
Other investments	6.322	6.334	6.314	12.003	11.948	89.0%
Total LNC Investments	44.085	43.168	42.573	69.714	71.608	62.4%
Separate accounts	60.812	63.747	67.984	71.095	74.357	22.3%
Cash and invested cash	1.602	2.312	1.974	1.500	1.108	-30.8%
Total LNC	106.498	109.227	112.531	142.309	147.073	38.1%

Non-affiliate assets managed	58.446	62.528	70.464	70.185	73.227	25.3%

Total Assets Managed	$164.944	$171.755	$182.995	$212.495	$220.300	33.6%

Assets Managed by Advisor
Investment Management segment
(See page 28 for additional detail)	$73.274	$77.633	$86.428	$85.926	$89.511	22.2%
DLIA-Corp
(Assets managed internally-see page 28)	43.095	43.086	41.995	65.637	67.410	56.4%
Lincoln UK	8.518	8.562	8.986	9.171	9.440	10.8%
Domestic Policy Loans (excluding Lincoln UK)	1.851	1.858	1.856	2.712	2.720	46.9%
Non-LNC Affiliates	38.205	40.617	43.729	49.049	51.219	34.1%
Total Assets Managed	$164.944	$171.755	$182.995	$212.495	$220.300	33.6%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

9/30/2006	PAGE 34

Consolidated Investment Data
Unaudited [Millions of Dollars]

	Three Months Ended
	Sept.	Dec.	March	June	Sept.	%
	2005	2005	2006	2006	2006	Change

Net Investment Income

Fixed maturity AFS securities	$505.7	$509.7	$513.7	$829.0	$824.8	63.1%
Equity AFS securities	2.4	3.3	2.1	8.6	7.9	229.2%
Trading securities	48.6	48.7	49.7	49.4	49.2	1.2%
Mortgage loans on real estate	70.9	75.1	67.2	135.0	137.8	94.4%
Real estate	8.5	5.6	9.1	13.2	13.3	56.5%
Policy loans	29.8	29.2	29.7	42.5	43.0	44.3%
Invested cash	17.0	19.2	22.8	22.2	33.0	94.1%
Other investments	16.4	7.0	14.6	10.2	41.3	151.8%
Investment revenue	699.3	697.9	708.8	1,110.1	1,150.3	64.5%
Investment expense	(28.5)	(29.8)	(30.4)	(41.9)	(42.4)	-48.8%

Net Investment Income	$670.8	$668.1	$678.3	$1,068.2	$1,107.9	65.2%

Mean Invested Assets (Amortized Cost)	$44,040.1	$44,035.2	$44,363.6	$70,933.3	$70,646.9

Ratio of Net Invest Income Over Mean Invested Assets	6.09%	6.07%	6.12%	6.02%	6.27%

	Three Months Ended
	Sept.	Dec.	March	June	Sept.	%
	2005	2005	2006	2006	2006	Change
Realized Investment Gains (Losses)
Fixed maturities	$8.2	$(5.6)	$4.3	$8.2	$5.8	-29.3%
Equity securities	(0.6)	2.2	0.3	(1.1)	-	NM
Other gains (losses), net	5.4	6.3	(0.1)	6.3	(5.5)	NM
Policyholders' interest	0.7	(1.3)	(1.8)	(1.4)	2.0	185.7%
Capital gains expense	(2.4)	(2.3)	(2.4)	-	-	NM
Sale of affiliate	-	-	-	-	-	NM
Total pretax gains (losses)	11.3	(0.8)	0.3	12.0	2.2	-80.5%
Amortization of DAC, VOBA and deferred
sales inducements	(14.0)	(8.8)	(10.8)	(18.9)	(8.9)	36.4%
Income taxes	(0.7)	(3.3)	(3.3)	(2.9)	(1.7)	NM
Realized investment gains (losses), net of taxes	$(2.0)	$(6.2)	$(7.2)	$(4.0)	$(5.0)	NM

		As of September 30, 2006			As of December 31, 2005
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities [Millions of Dollars]
Fixed Maturity Sec (Fair Value)		$58,997.4	98.9%		$36,687.1	99.6%
Fixed Maturity Sec (Amortized Cost)		57,855.6	98.9%		35,347.6	99.6%

Equity Securities (Fair Value)		$662.0	1.1%		146.9	0.4%
Equity Securities (Amortized Cost)		619.6	1.1%		139.0	0.4%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA			19.6%			23.4%
AA or better			27.5%			30.9%
BB or less			6.4%			7.4%

General Account Investments		As of September 30, 2006			As of December 31, 2005
		Amount	% of Total		Amount	% of Total
Fixed maturities- security sector:
Corporate bonds		$45,345.3	81.3%		$25,860.7	77.3%
U.S. government bonds		291.6	0.5%		161.8	0.5%
Foreign government bonds		1,144.4	2.0%		1,203.3	3.6%
Mortgage backed securities		8,765.1	15.7%		5,951.2	17.8%
State and municipal bonds		160.7	0.3%		128.8	0.4%
Preferred stocks - redeemable		117.8	0.2%		137.4	0.4%
Total		$55,824.9	100.0%		$33,443.2	100.0%

	As of
	Sept.	Dec.	March	June	Sept.	%
	2005	2005	2006	2006	2006	Change
Composition of Investment Portfolio:
Securities available-for-sale, at fair value:
Fixed Maturity	$34,324.9	$33,443.2	$32,892.8	$54,024.1	$55,824.9	62.6%
Equity	151.6	144.7	176.0	578.5	662.0	NM
Trading securities	3,287.0	3,246.0	3,190.1	3,109.0	3,172.5	-3.5%
Mortgage loans on real estate & real estate	3,892.8	3,845.3	3,766.5	8,169.7	8,004.5	105.6%
Policy loans	1,856.4	1,862.2	1,860.4	2,716.4	2,724.9	46.8%
Derivative Investments	155.9	174.7	199.3	279.6	349.4	124.1%
Other investments	416.4	452.2	488.2	837.0	869.3	108.8%
Total	$44,085.0	$43,168.4	$42,573.2	$69,714.4	$71,607.5	62.4%

This is a dated document. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.